File No. 33-34801
                                                  File No. 811-06106


                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION



                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant                                [X]


Check the appropriate box:

[X]  Preliminary proxy statement                      [  ]Confidential, for Use
                                                          of the Commission
                                                          Only (as permitted
                                                          by Rule 14a-6(e)(2))

[  ] Definitive proxy statement

[  ] Definitive additional materials

[  ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12




                              Pioneer Growth Trust
                 (Name of Registrant as Specified in Its Charter


                              Pioneer Growth Trust
                   (Name of Person(s) Filing Proxy Statement)

                              PIONEER GROWTH TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, APRIL 21, 1998


         A Special Meeting of Shareholders of Pioneer Growth Trust, a Massachusetts business trust (the "Trust") consisting of three series: Pioneer Capital Growth Fund ("Capital Growth Fund"), Pioneer Equity-Income Fund ("Equity-Income Fund") and Pioneer Gold Shares ("Gold Shares") (each, a "Fund" and collectively, the "Funds"), will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:30 p.m., Boston time, on Tuesday, April 21, 1998, to consider and act upon the following proposals:

                  (1) To approve new management contracts with Pioneering Management Corporation, the Funds' investment adviser ("PMC") for (a) Capital Growth Fund, and (b) Equity-Income Fund, increasing the rate at which management fees are payable to PMC;

                  (2) To elect the nine (9) Trustees named in the attached Proxy Statement to serve on the Board of Trustees until their successors have been duly elected and qualified;

                  (3) To approve an Agreement and Plan of Reorganization pursuant to which the Funds, currently organized as three series of a single Massachusetts business trust, will be reorganized as three distinct Delaware business trusts;

                  (4) To approve amendments to the Funds' fundamental investment policies, as described in the Proxy Statement;

                  (5) To ratify the selection of Arthur Andersen LLP as the Funds' independent public accountants for the fiscal year ending October 31, 1998; and

                  (6) To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on February 23, 1998, are entitled to vote at the meeting or any adjournments thereof. The Proxy Statement and proxy card are being mailed to shareholders on or about March 2, 1998.

                                              By Order Of The Board of Trustees,
                                                      Joseph P. Barri, Secretary

Boston, Massachusetts
March 2, 1998

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              PIONEER GROWTH TRUST
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 21, 1998

                                 PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of Pioneer Growth Trust, a Massachusetts business trust (the "Trust") consisting of three series:
Pioneer Capital Growth Fund ("Capital Growth Fund"), Pioneer Equity-Income Fund ("Equity-Income Fund") and Pioneer Gold Shares ("Gold Shares") (each, a "Fund" and collectively, the "Funds"), in connection with the solicitation of proxies by the Board of Trustees for use at the Special Meeting of Shareholders of the Trust, to be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109, at 2:30 p.m., Boston time, on Tuesday, April 21, 1998, and at any adjournments thereof (the "Meeting"). This Proxy Statement and enclosed proxy are being mailed to shareholders on or about March 2, 1998. The Annual Reports for each Fund for the fiscal period ended October 31, 1997, have previously been mailed to U.S. shareholders (the Annual Report for each Fund may be enclosed with the Proxy Statement for certain non-U.S. shareholders). Additional copies of these reports may be obtained free of charge by writing to the Funds at their executive offices, 60 State Street, Boston, Massachusetts 02109 or by calling 1-800-225-6292.

         Shareholders of record for each Fund as of the close of business on February 23, 1998 (the "Record Date") are entitled to vote on all of such Funds' business at the Meeting or any adjournments thereof. As of the Record Date , there were outstanding shares of beneficial interest of Capital Growth Fund, shares of beneficial interest of Equity Income Fund and shares of beneficial interest of Gold Shares. To the knowledge of the management of the Trust, no person beneficially owned more than 5% of the outstanding shares of any of the Funds as of December 31, 1997.

                             PROPOSALS 1(a) AND 1(b)

                      APPROVAL OF NEW MANAGEMENT CONTRACTS
                           FOR CAPITAL GROWTH FUND AND
                               EQUITY-INCOME FUND

SUMMARY

         Pioneering Management Corporation ("PMC") has served as the investment adviser to Capital Growth Fund since July 25, 1990, and to Equity-Income Fund since July 25, 1990. PMC serves as the investment adviser for the Pioneer family of mutual funds and for certain other institutional accounts. PMC, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation with publicly traded shares. PGI is located at 60 State Street, Boston, Massachusetts 02109.

         At a meeting held on January 8, 1998, the Trustees, including all of the Trustees who are not "interested persons" of the Funds or PMC, unanimously approved and voted to recommend that the shareholders of Capital Growth Fund and Equity-Income Fund approve a proposal to terminate the Fund's existing Management Contract with PMC (each an "Existing Contract") and to adopt a new Management Contract (each a "Proposed Contract"). Each Existing Contract and Proposed Contract is also referred to below as a "Contract."

         Under the Proposed Contract for Capital Growth Fund, there will be an increase in the basic rate of management fees paid by the Fund to PMC. As described more fully below, depending upon the Capital Growth Fund's investment performance relative to a selected securities index, this basic fee will be increased or decreased. In all cases, the fee ultimately paid by Capital Growth Fund will be higher than that paid under the Existing Contract. Under the Proposed Contract for Equity-Income Fund, the form of which is substantially identical to the Proposed Contract for Capital Growth Fund, there will also be an increase in the rate of management fees paid by Equity-Income Fund to PMC, as more fully described below.

Terms of Existing and Proposed Contracts

         Except for the different fee rates, effective dates and renewal dates, the terms of the Existing and Proposed Contracts are substantially identical. Pursuant to the terms of each Contract, PMC serves as investment adviser to the Funds and is responsible for the overall management of the Funds' business affairs subject only to the authority of the Board of Trustees. PMC is authorized to buy and sell securities for the accounts of the Funds and to designate brokers to carry out such transactions. PMC may not make any purchase the cost of which exceeds funds currently available for a Fund and may not make any purchase which would violate any fundamental policy or restriction in a Fund's Prospectus or Statement of Additional Information as in effect from time to time.

         Under each Contract, PMC pays all expenses, including executive salaries and the rental of office space, related to its services for the Fund with the exception of the following which are paid by the Fund: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits, (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Portfolio, (iv) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party,
(v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies, (vi) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the U.S. Securities and Exchange Commission (the "SEC"), state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies,
(vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies, (viii) charges and expenses of legal counsel to the Fund and to the Trustees, (ix) if applicable, distribution fees paid by the Fund pursuant to a Plan of Distribution in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI, or Pioneer Funds Distributor, Inc., the Fund's, principle underwriter ("PFD"), (xi) the cost of preparing and printing share certificates, and (xii) interest on borrowed money, if any. The Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

         The Existing Contract for Capital Growth Fund was approved by its shareholders on October 29, 1993, and became effective on November 1, 1993. The Existing Contract for Equity-Income Fund was approved by its shareholders on October 29, 1993, and became effective on November 1, 1993. Each Existing Contract was initially approved by the Trust's Board and its renewal was most recently approved by the Board at a meeting held in April, 1997. Each Contract is renewable annually by the vote of a majority of the Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, PMC or PFD, cast in person at a meeting called for the purpose of voting on such renewal. Each Contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its Board or a majority of the Fund's outstanding voting securities and upon 60 days' written notice.


1(a).    APPROVAL OF NEW MANAGEMENT CONTRACT FOR CAPITAL GROWTH FUND

Fee Under Existing Contract

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC an annual management fee under the Existing Contract equal to 0.65% of the Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million, and 0.45% of the excess over $1 billion. This fee is computed daily and paid monthly.

Basic Fee Increase

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC an annual management fee under the Proposed Contract (the "Basic Fee") equal to 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million and 0.625% of the excess over $1 billion. The Basic Fee would be computed daily and paid monthly.

         The Basic Fee represents an increase in the management fee rate payable to PMC over the rates under the Existing Contract. The Board determined that the Basic Fee is fair and reasonable, both apart from and together with the application of the performance fee adjustment, which provides for increases or decreases in the Basic Fee, based upon the Fund's performance, as described below.

         The effective date of the Proposed Contract is expected to be May 1, 1998 (the "Effective Date"). Accordingly, the Basic Fee will take effect on the Effective Date if the Proposed Contract is adopted at the Meeting.

Performance Fee Adjustment

         The Board of Trustees is proposing the implementation of a performance adjustment which will either increase or decrease the monthly Basic Fee paid by the Fund to PMC based on the performance of the Fund as compared to the investment record (the "record") of a securities index determined by the Trustees to be appropriate over the same period. The Trustees initially designated the Lipper Growth Funds Index (the "Index") for this purpose. The Index is an equally-weighted performance index adjusted for income dividends and capital gains distributions comprised of the 30 largest funds listed by Lipper Analytical Services, Inc. as having investment objectives of growth.

         From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the Basic Fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         It is not possible to predict the effect of the performance adjustment on the overall compensation to PMC in the future since it will depend on the performance of the Fund relative to the record of the Index.

         The Board determined that it would be appropriate to increase PMC's compensation when the Fund's performance exceeds that of an objective index and, conversely, to reduce PMC's compensation when the Fund's performance is poorer than the record of that index. The Index was deemed appropriate for this comparison because it is broad-based and because the Index is composed of funds with similar investment objectives and policies to those of the Fund. The Board believes that a performance adjustment is appropriate for the Fund and that providing incentives to PMC based on its performance benefits shareholders.

         The Board is proposing that there be a performance adjustment which would increase or decrease the Basic Fee based on the performance of the Class A shares of the Fund calculated at net asset value. The Basic Fee would be subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Class A shares of the Fund for the relevant performance period exceeds, or is exceeded by, the record of the Index over the same period. This performance comparison would be made at the end of each month. Each percentage point of difference (up to a maximum difference of +/-0.10 percentage points) would be multiplied by a performance adjustment rate of 0.01%. The maximum adjustment rate is therefore +/-0.10%. An appropriate percentage of this rate (based upon the number of days in the current month) would then be multiplied by the average daily net assets of the Fund over the entire performance period, giving the dollar amount which will be added to (or subtracted from) the Basic Fee. The monthly performance adjustment will be further adjusted to the extent necessary to insure that the total annual adjustment to the Basic Fee does not exceed +/-0.10% of average daily net assets for that year.

         Implementation of Performance Adjustment. The Board is proposing that the performance adjustment be implemented on a date occurring 12 months after the Effective Date. Thus, during the initial 12-month period, the Basic Fee would remain unadjusted. During the following 24 months, Fund performance would be measured over an increasing period covering the current month and the prior months dating back to the Effective Date (the "performance period"). Beginning in the 36th month, the duration of the Fund's performance period would become fixed. Thereafter, Fund performance would be measured over a rolling 36-month period covering the current month and the prior 35 months.

         Application of Performance Adjustment. The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

          Investment Performance*    Cumulative Change
         ---------------------------------------------------------------
                                    Fund             Index
First Day                           $10                100
End of Period                       $13                123
Absolute Change                     +$3                +23
Percentage Change                   +30%               +23%


         * Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on the securities which comprise the Index are treated as if reinvested on the ex- dividend date.

         The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: an appropriate percentage of the Basic Fee rate (based upon the number of days in the month) of 0.70% (assuming Fund assets of up to $1 billion) would be multiplied by the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.01% producing a rate of 0.07%. An appropriate percentage of this rate (based upon the number of days in the month) is then multiplied by the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the Basic Fee adjusted by the dollar amount of the performance adjustment calculated for the performance period. If the investment performance of the Index during the performance period exceeded the performance record of the Fund, the dollar amount of the performance adjustment would be deducted from the Basic Fee.

         Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

         The Basic Fee will take effect on the Effective Date if the Proposed Contract is adopted at the Meeting. Accordingly, (1) from May 1, 1998 through April 30, 1999 the Fund will pay management fees at a rate equal to the Basic Fee; (2) from May 1, 1999 through April 30, 2001, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment based upon the current month and the preceding months dating back to the Effective Date; and (3) beginning on May 1, 2001, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment based upon the current month and the preceding 35 months. Because the performance adjustment will be calculated no earlier than 12 months after the Effective Date and because the performance adjustment will not reflect the Fund's performance prior to the Effective Date, the effect of the initial performance adjustment (and all subsequent adjustments) is unknown and cannot reasonably be estimated at the time of this proposal.

Effect of the New Management Fee Structure

         Under  the  Existing  Contract,  the Fund  paid  management  fees at an effective annual rate of 0.50% based on average daily net assets of $2,260,769,961 for the twelve months ended October 31, 1997. Under the Proposed Contract, at this asset level, assuming implementation of the performance adjustment, the Fund would pay a maximum annual fee of 0.75% and a minimum annual fee of 0.55% based upon the Fund's performance relative to the Index as described above.

         Set forth below is a chart showing the dollar amount of management fees paid during the Fund's past fiscal year under the Existing Contract and the amount of fees that would have been paid under the Proposed Contract at the maximum, Basic and minimum fee rates. The chart also shows the percentage differences between the amounts that would have been paid under the Proposed Contract and the amount paid under the Existing Contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Contract as a percentage of average net assets and the amount of fees and expenses shareholders would have paid if the maximum, Basic and minimum fees under the Proposed Contract had been in effect. The figures shown for the Basic Fee represent the amounts that actually would have been paid had the Proposed Contract been in effect.





                                       DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                       (fiscal year ended October 31, 1997)


                                                                              Proposed Contract
                                   Existing
                                   Contract              Maximum              Basic                Minimum
      Amount of Fees Paid or that
             Would Have Been Paid
                                   $11,315,631           $16,530,582          $14,269,812          $12,009,042

       Percentage Difference from
       Amount Paid under Existing
                         Contract  N/A                   + 46.09%             + 26.11%             + 6.13%



                                              COMPARATIVE FEE TABLES
                                       (fiscal year ended October 31, 1997)


                                          Annual Fund Operating Expenses
                                      (as a percentage of average net assets)


                                                  Class A Shares

----------------------------------------------- ------------------ --------------------------------------------------
                                                                                   Proposed Contract
----------------------------------------------- ------------------ --------------------------------------------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                                    Existing
                                                        Fee               Maximum            Basic        Minimum
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                Management Fee         .50                  .75               .65           .55
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                    12b-1 Fees         .25                  .25               .25           .25
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                Other Expenses         .23                  .23               .23           .23
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                 Total Fund Operating Expenses        0.98                  1.23              1.13         1.03
----------------------------------------------- ------------------ ----------------------- ----------- --------------








                                                  Class B Shares

----------------------------------------------- ------------------ --------------------------------------------------
                                                                                   Proposed Contract
----------------------------------------------- ------------------ --------------------------------------------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                                    Existing
                                                        Fee               Maximum            Basic        Minimum
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                Management Fee         .50                  .75               .65           .55
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                    12b-1 Fees        1.00                  1.00              1.00         1.00
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                                Other Expenses         .25                  .25               .25           .25
----------------------------------------------- ------------------ ----------------------- ----------- --------------
----------------------------------------------- ------------------ ----------------------- ----------- --------------
                 Total Fund Operating Expenses        1.75                  2.00              1.90         1.80
----------------------------------------------- ------------------ ----------------------- ----------- --------------

                                                  Class C Shares

----------------------------------------------- ------------------ --------------------------------------------------
                                                                                   Proposed Contract
----------------------------------------------- ------------------ --------------------------------------------------
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
                                                    Existing
                                                        Fee               Maximum            Basic       Minimum
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
                                Management Fee         .50                  .75               .65          .55
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
                                    12b-1 Fees        1.00                  1.00             1.00          1.00
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
                                Other Expenses         .23                  .23               .23          .23
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
----------------------------------------------- ------------------ ----------------------- ---------- ---------------
                 Total Fund Operating Expenses        1.73                  1.98             1.88          1.78
----------------------------------------------- ------------------ ----------------------- ---------- ---------------

Examples

         The following examples illustrate the expenses on a $1,000 investment under the existing and proposed maximum, Basic and minimum fees stated above, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

                                                  Class A Shares

                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $67               $87            $109             $171
Proposed Fee:
                                       Maximum           $69               $94            $121             $198
                                         Basic           $68               $91            $116             $187
                                       Minimum           $67               $88            $111             $176






                                                  Class B Shares
                                  (assuming complete redemption at end of period)

                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $58               $85            $115            $186*
Proposed Fee:
                                       Maximum           $60               $93            $128             $213
                                         Basic           $59               $90            $123             $202
                                       Minimum           $58               $87            $117             $191


                                                  Class B Shares
                                             (assuming no redemption)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $18               $55             $95            $186*
Proposed Fee:
                                       Maximum           $20               $63            $108             $213
                                         Basic           $19               $60            $103             $202
                                       Minimum           $18               $57             $97             $191



                                                 Class C Shares**
                                  (assuming complete redemption at end of period)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $28               $54             $94             $204
Proposed Fee:
                                       Maximum           $30               $62            $107             $231
                                         Basic           $29               $59            $102             $220
                                       Minimum           $28               $56             $96             $209

                                                  Class C Shares
                                             (assuming no redemption)

                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $18               $54             $94             $204
Proposed Fee:
                                       Maximum           $20               $62            $107             $231
                                         Basic           $19               $59            $102             $220
                                       Minimum           $18               $56             $96             $209
---------------
*Class B shares convert to Class A shares eight years after purchase; therefore,
Class A expenses are used after year eight. **Class C shares redeemed during the first year after purchase are subject to a 1% contingent deferred sales charge.


         The purpose of these examples and tables is to assist shareholders in understanding the various costs and expenses of investing in shares of the Fund. The examples above should not be considered representations of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

Additional Information Pertaining to the Contracts and PMC

         For additional information pertaining to the various provisions under the Existing and Proposed Contracts, see the Appendix. The Appendix also contains additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to PMC.

Factors Considered by the Trustees

         The Trustees determined that the terms of the Proposed Contract are fair and reasonable and that approval of the Proposed Contract on behalf of the Fund is in the best interests of the Fund. The Trustees considered a number of factors in deciding to recommend an increase in the management fee and a performance fee adjustment. In approving performance aspect of the fee proposed by management, the Trustees considered its structure and the Index on which it is based. They believed that it provides an appropriate range of incentives for PMC and joins its interest with those of the shareholders for good relative investment performance.

 At all times during the Trustees' deliberations, which occurred during several Audit committee meetings held over the course of several months, they were advised by Fund counsel and their own independent counsel. When the Trustees were presented with the proposed fee arrangements, they requested and were furnished with substantial information to assist in their evaluation. In addition, the Trustees commissioned and relied upon independent studies prepared by Lipper Analytical Securities Corporation and Morningstar, Inc.

         After reviewing the information requested from and provided by PMC and reports of Lipper Analytical Securities Corporation and Morningstar, Inc., as described above, the Trustees concluded that the present fee schedule for services provided under the Existing Contract, which has not changed since the inception of the Fund in 1990, was out of date and inappropriately low under present conditions. The Trustees also concluded that the current fee does not reflect the existing competitive situation within the comparable groups of growth funds with which it competes. The Trustees believed that the current fee schedule over time would not provide appropriate resources to maintain and attract investment management and research talent and provide technology systems necessary to keep the Fund operating at the level of service provided and to improve investment performance for the benefit of shareholders in the future.

         The Trustees determined that the Index was appropriate based upon a number of factors, including the fact that the Index is broad-based and is composed of funds with similar investment objectives and policies to those of the Fund. It was anticipated that any divergence between the Fund's performance and that of the Index could be attributed to PMC's skill in selecting securities within the parameters established by the Fund's objective and policies. Because of the possible future development of an even more appropriate index for measuring the Fund's performance, the Trustees believed it advisable to reserve the ability to substitute a successor index for the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

         In addition, because of the possible future identification of a more appropriate class of Fund shares for comparison with the Index, the Trustees believed it advisable to reserve the ability to substitute the class of Fund shares designated for the performance comparison with the Index; provided, in such event, the calculation of the performance adjustment for any portion of the performance period prior to the designation of a successor class would still be based upon the performance of the previously designated class of Fund shares.

         The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the Fund and the Index. In this regard, the Trustees concluded that it would be appropriate for the Basic Fee rate to remain unadjusted for 12 months before implementation of the performance adjustment, and that once implemented, the performance adjustment should reflect only the Fund's performance subsequent to the Effective Date. Moreover, the Trustees believed that upon reaching the 36th month, the performance period would be fully implemented, and that the performance adjustment should thereafter be based upon a 36-month rolling performance period.

         Based upon all of the above considerations, the Trustees determined that both the Basic Fee and the amount of any performance adjustments would be equitable and fair to the shareholders of the Fund.

Trustees' Recommendation

         Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Trustees who were present at the meeting on January 8, 1998, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously concluded that the Proposed Contract was sufficient to provide the resources necessary for the objectives described above and was fair and reasonable and in the best interests of the Fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the Fund that they approve the proposal to terminate the Existing Contract and to adopt the Proposed Contract.

Required Vote

         Adoption of Proposal 1(a) requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "1940 Act Majority Vote").

         If Proposal 1(a) is not approved by the shareholders of the Fund, the Existing Contract will continue in effect.

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED CONTRACT.

1(b).    APPROVAL OF NEW MANAGEMENT CONTRACT FOR EQUITY-INCOME FUND

Fee Under Existing Contract

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC an annual management fee under the Existing Contract equal to 0.65% of the Fund's average daily net assets up to $300 million, 0.60% of the next $200 million, 0.50% of the next $500 million, and 0.45% of the excess over $1 billion. This fee is computed daily and paid monthly.

Proposed Management Fee Change

         As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund would pay PMC an annual management fee under the Proposed Contract (the "Proposed Fee") equal to 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion. The Proposed Fee would be computed daily and paid monthly.

         At the Fund's December 31, 1997 asset level, the Proposed Fee represents an increase in the management fee rate payable to PMC over the rate paid under the Existing Contract. The Board determined that the Proposed Fee is fair and reasonable. The effective date of the Proposed Contract is expected to be May 1, 1998. Accordingly, the Proposed Fee will take effect on May 1, 1998 if the Proposed Contract is adopted at the Meeting.

Effect of the New Management Fee Structure

         Under the Existing Contract, the Fund paid management fees at an effective annual rate of 0.59% based on average daily net assets of $700,924,328 at December 31, 1997. Under the Proposed Contract, the Fund would pay management fees at an effective annual rate of 0.60% at such net asset level.

         Set forth below is a chart showing the dollar amount of management fees that would be paid under the Existing Contract and the amount of fees that would have been paid under the Proposed Contract at the Proposed Fee rate. The chart also shows the percentage differences between the amounts that would have been paid under the Proposed Contract and the amount paid under the Existing Contract. Also set forth below are comparative fee tables showing the amount of fees and expenses paid by each class of shares of the Fund under the Existing Contract as a percentage of average net assets and the amount of fees and expenses each class of shareholders would have paid if the Proposed Fee under the Proposed Contract had been in effect.


                                       DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                         (period ended December 31, 1997)

                                                                           Existing Contract     Proposed Contract
     Amount of Fees That Would Be Paid or that Would Have Been Paid       $4,149,015*           $4,205,545*
       Percentage Difference from Amount under Existing Contract          N/A                   1.36%
-------------------------
*Reflects  annualized  amounts  based upon fees for the two month  period  ended
12/31/97.  The Fund believes that such numbers provide a more accurate basis for comparison  because of recent  asset growth than the amounts for the Fund's past fiscal year.  As of the fiscal year ended  10/31/97,  the actual  amount of fees paid was $3,512,705 at an effective annual rate of 0.61%.

                                              COMPARATIVE FEE TABLES
                                       (fiscal year ended October 31, 1997)

                                          Annual Fund Operating Expenses
                                      (as a percentage of average net assets)

                                                  Class A Shares

----------------------------------------------- -------------------------- ------------------------
                                                    Existing Contract             Proposed
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Management Fee            .59*                       .60
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                    12b-1 Fees             .25                       .25
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Other Expenses             .24                       .24
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                 Total Fund Operating Expenses            1.08*                     1.09
----------------------------------------------- -------------------------- ------------------------


                                                  Class B Shares

----------------------------------------------- -------------------------- ------------------------
                                                    Existing Contract             Proposed
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Management Fee            .59*                       .60
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                    12b-1 Fees            1.00                      1.00
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Other Expenses             .26                       .26
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                 Total Fund Operating Expenses            1.85*                     1.86
----------------------------------------------- -------------------------- ------------------------


                                                  Class C Shares

----------------------------------------------- -------------------------- ------------------------
                                                    Existing Contract             Proposed
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Management Fee            .59*                       .60
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                    12b-1 Fees            1.00                      1.00
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                                Other Expenses             .30                       .30
----------------------------------------------- -------------------------- ------------------------
----------------------------------------------- -------------------------- ------------------------
                 Total Fund Operating Expenses            1.89*                     1.90
----------------------------------------------- -------------------------- ------------------------

* Management Fees have been restated to reflect the effective annual rate as of 12/31/97. The effective annual rate as of 10/31/97 was 0.61%.

Examples

         The following examples illustrate the expenses on a $1,000 investment under the existing and proposed fees stated above, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:


                                                  Class A Shares
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $68               $90            $115             $184
                                  Proposed Fee           $68               $90            $114             $182


                                                  Class B Shares
                                  (assuming complete redemption at end of period)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $59               $89            $121            $199*
                                  Proposed Fee           $59               $88            $120             $197


                                                  Class B Shares
                                             (assuming no redemption)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $19               $59            $101            $199*
                                  Proposed Fee           $19               $58            $100             $197


                                                 Class C Shares**
                                  (assuming complete redemption at end of period)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $29               $60            $103             $223
                                  Proposed Fee           $29               $59            $102             $221


                                                  Class C Shares
                                             (assuming no redemption)
                                                       1 year            3 years         5 years         10 years
                                                       ------            -------         -------         --------
                                  Existing Fee           $19               $60            $103             $223
                                  Proposed Fee           $19               $59            $102             $221

---------------
*Class B shares convert to Class A shares eight years after purchase; therefore,
Class A expenses are used after year eight. **Class C shares redeemed during the first year after purchase are subject to a 1% contingent deferred sales charge.


         The purpose of these examples and tables is to assist shareholders in understanding the various costs and expenses of investing in shares of the Fund. The examples above should not be considered representations of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

Additional Information Pertaining to the Contracts and PMC

         For additional information pertaining to the various provisions under the Existing and Proposed Contracts, see the Appendix. The Appendix also contains additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to PMC.

Factors Considered by the Trustees

         The Trustees determined that the terms of the Proposed Contract are fair and reasonable and that approval of the Proposed Contract on behalf of the Fund is in the best interests of the Fund. The Trustees considered a number of factors in deciding to recommend an increase in the management fee at higher net asset levels of the Fund. At all times during the Trustees' deliberations, which occurred during several Audit Committee meetings held over the course of several months, they were advised by Fund counsel and their own independent counsel. When the Trustees were presented with the Proposed Fee, they requested and were furnished with substantial information to assist in their evaluation. In addition, the Trustees commissioned and relied upon independent studies prepared by Lipper Analytical Securities Corporation and Morningstar, Inc.

         After reviewing the information provided by and requested from PMC and the reports of Lipper Analytical Securities Corporation and Morningstar Inc., as described above, the Trustees concluded that the present fee schedule for services provided under the Existing contract, which had not changed since the inception of the Fund in 1990, does not appropriately reflect the present circumstances and possibilities in the event of an increase in net assets. The Trustees believe that the proposed 0.60% fee that would be operative at asset levels above $500 million ( current assets are approximately $700million at 12/31/97 ) is appropriate in order to provide the resources to keep the Fund operating at the level of service and performance presently provided to shareholders and to make it possible to improve the service and performance for the benefit of shareholders in the future if the Fund's assets remain between the $500 million and $1 billion level. The Trustees also believe that the current fee rate of 0.45% for assets over $1 billion, if that level is achieved in the future, is too low to adequately assure that the necessary investment talent and technological infrastructure will be of a quality level which the Trustees believe the shareholders deserve.


         Based upon all of the above considerations, the Trustees determined that the Proposed Fee would be equitable and fair to the shareholders of the Fund.

Trustees' Recommendation

         Based on its evaluation of the materials presented and assisted by the advice of independent counsel, the Trustees who were present at the meeting on January 8, 1998, including a majority of the Trustees who are not "interested persons" of the Fund or PMC, unanimously concluded that the Proposed Contract was fair and reasonable and in the best interests of the Fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the Fund that they approve the proposal to terminate the Existing Contract and to adopt the Proposed Contract.

Required Vote

         Adoption of Proposal 1(b) requires a 1940 Act Majority Vote by the shareholders of the Fund. If Proposal 1(b) is not approved by the shareholders of the Fund, the Existing Contract will continue in effect.

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE APPROVAL OF THE PROPOSED CONTRACT.


                                   PROPOSAL 2.

                          ELECTION OF BOARD OF TRUSTEES



         The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) FOR the election of the nine (9) nominees named below as Trustees of the Trust. All of the nominees currently serve as Trustees.

         Each Trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named herein and indicated his or her willingness to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for such other person as shall be designated by the Board of Trustees.

         The following table sets forth each nominee's position(s) with the Trust, age, address, principal occupation or employment during the past five years and directorships, and indicates the year during which he or she first became a Trustee of the Trust. The table also shows the number of shares of beneficial interest of the Trust beneficially owned by each nominee, directly or indirectly, on December 31, 1997.

 Name, Age, Position(s) with the      Principal Occupation or Employment and          First         Shares of Beneficial
        Trust and Address                         Trusteeships(1)                    Became a      Interest of Each Fund
                                                                                     Trustee       Beneficially Owned and
                                                                                                    Percentage of Total
                                                                                                   Shares Outstanding on
                                                                                                    December 31, 1997(2)
John F. Cogan, Jr.*                President, Chief Executive Officer and a            1990         Capital Growth Fund:
(71)                               Director of The Pioneer Group, Inc. ("PGI");
Chairman of the Board              Chairman and a Director of Pioneering                                 8,425.588
President and Trustee              Management Corporation ("PMC") and Pioneer                              0.008%
60 State Street                    Funds Distributor, Inc. ("PFD"); Director of
Boston, MA  02109                  Pioneering Services Corporation ("PSC"),                         Equity-Income Fund:
                                   Pioneer Capital Corporation ("PCC"), Pioneer
                                   Real Estate Advisors, Inc. ("PREA"), Pioneer                          7,595.707
                                   Forest, Inc., Pioneer Explorer, Inc., Pioneer                           0.028%
                                   Management (Ireland) Ltd. ("PMIL") and Closed
                                   Joint Stock Company "Forest-Starma";                                 Gold Shares:
                                   President and Director of Pioneer Metals and
                                   Technology, Inc. ("PMT"), Pioneer                                     28,554.441
                                   International Corp. ("PIntl"), Pioneer First                            0.718%
                                   Russia, Inc. ("First Russia") and Pioneer
                                   Omega, Inc. ("Omega");  Chairman of the Board
                                   and  Director of Pioneer  Goldfields  Limited
                                   ("PGL")  and  Teberebie  Goldfields  Limited;
                                   Chairman of the Supervisory  Board of Pioneer
                                   Fonds  Marketing,   GmbH  ("Pioneer   GmbH"),
                                   Pioneer  First  Polish Trust Fund Joint Stock
                                   Company,  S.A.  ("PFPT")  and  Pioneer  Czech
                                   Investment  Company,  A.S. ("Pioneer Czech");
                                   Chairman, President and Trustee of all of the
                                   Pioneer  mutual  funds;  Director  of Pioneer
                                   Global Equity Fund Plc,  Pioneer  Global Bond
                                   Fund Plc,  Pioneer DM Cashfonds Plc,  Pioneer
                                   European  Equity Fund Plc,  Pioneer Central &
                                   Eastern  Europe  Fund Plc and Pioneer US Real
                                   Estate Fund Plc; and  Partner,  Hale and Dorr
                                   LLP (counsel to PGI and the Fund).

Mary K. Bush                       President, Bush & Co., an international             1997         Capital Growth Fund:
(49)                               financial advisory firm, since 1991;
Trustee                            Director/Trustee of Mortgage Guaranty                                    -0-
4201 Cathedral Ave. NW             Insurance Corporation, Novecon Management
Apt. 1016E                         Company, Hoover Institution, Folger                              Equity-Income Fund:
Washington, DC 20016               Shakespeare Library, March of Dimes, Project
                                   2000, Inc., Small Enterprise Assistance Fund                             -0-
                                   and Wilberforce University; Advisory Board
                                   member, Washington Mutual Investors Fund, a                          Gold Shares:
                                   registered investment company; U.S. Alternate
                                   Executive Director, International Monetary                               -0-
                                   Fund  (1984-1988);   and  Managing  Director,
                                   Federal  Housing  Finance Board (1989- 1991).
                                   Trustee of all of the Pioneer  mutual  funds,
                                   except Pioneer Variable Contracts Trust.

Richard H. Egdahl, M.D.            Professor of Management, Boston University          1992         Capital Growth Fund:
(71)                               School of Management; Professor of Public
Trustee                            Health, Boston University School of Public                            1,939.538
Boston University                  Health; Professor of Surgery, Boston                                    0.002%
Health Policy Institute            University School of Medicine; Director,
55 Bay State Road                  Boston University Health Policy Institute and                    Equity-Income Fund:
Boston, MA  02115                  Boston University Medical Center; Executive
                                   Vice President and Vice Chairman of the                                  -0-
                                   Board, University Hospital; Academic Vice
                                   President for Health Affairs, Boston                                 Gold Shares:
                                   University; Director, Essex Investment
                                   Management Company, Inc. (investment                                     -0-
                                   adviser), Health Payment Review, Inc. (health
                                   care containment software firm), Mediplex
                                   Group, Inc. (nursing care facilities firm),
                                   Peer Review Analysis, Inc. (health care
                                   facilities firm) and Springer-Verlag New
                                   York, Inc. (publisher); Honorary Trustee,
                                   Franciscan Children's Hospital; and Trustee
                                   of all of the Pioneer mutual funds.

Margaret B.W. Graham               Founding Director, The Winthrop Group, Inc.         1990         Capital Growth Fund:
(50)                               (consulting firm); Manager of Research
Trustee                            Operations, Xerox Palo Alto Research Center,                             -0-
The Keep                           from 1991 to 1994; Professor of Operations
P.O. Box 110                       Management and Management of Technology and                      Equity-Income Fund:
Little Deer Isle, ME 04650         Associate Dean, Boston University School of
                                   Management from 1989 to 1993; and Trustee of                             -0-
                                   all of the Pioneer mutual funds, except
                                   Pioneer Variable Contracts Trust.                                    Gold Shares:

                                                                                                            -0-

John W. Kendrick                   Professor Emeritus, George Washington               1990         Capital Growth Fund:
(80)                               University; Director, American Productivity
Trustee                            and Quality Center; Adjunct Scholar, American                         2,017.222
636 Waterway Dr.,                  Enterprise Institute; Economic Consultant;                              0.002%
Falls Church, VA  22044            and Trustee of all of the Pioneer mutual
                                   funds, except Pioneer Variable Contracts                         Equity-Income Fund:
                                   Trust.
                                                                                                          295.775
                                                                                                           .001%

                                                                                                        Gold Shares:

                                                                                                          202.983
                                                                                                           0.005%

Marguerite A. Piret                President, Newbury, Piret & Company, Inc.           1990         Capital Growth Fund:
(49)                               (merchant banking firm); Trustee of Boston
Trustee                            Medical Center; and a Member of the Board of                           620.529
One Boston Place                   Governors of the Investment Company Institute                           0.001%
Suite 2635                         ("ICI"); and Trustee of all of the Pioneer
Boston, MA  02108                  mutual funds.                                                    Equity-Income Fund:

                                                                                                           55.897
                                                                                                           0.001%

                                                                                                        Gold Shares:

                                                                                                          112.940
                                                                                                           0.003%

David D. Tripple*                  Executive Vice President and a Director of          1990         Capital Growth Fund:
(53)                               PGI; President, Chief Investment Officer and
Executive Vice President and       a Director of PMC; Director of PFD, PCC,                                 -0-
Trustee                            PIntl, First Russia, Omega, Pioneer SBIC
60 State Street                    Corporation ("Pioneer SBIC"), PMIL, Pioneer                      Equity-Income Fund:
Boston, MA  02109                  Global Equity Fund Plc, Pioneer Global Bond
                                   Fund Plc, Pioneer DM Cashfonds Plc, Pioneer                              -0-
                                   European Equity Fund Plc, Pioneer Central &
                                   Eastern Europe Fund Plc and Pioneer US Real                          Gold Shares:
                                   Estate Fund Plc; and Executive Vice President
                                   and Trustee of all of the Pioneer mutual                              29,533.748
                                   funds.                                                                  0.743%

Stephen K. West                    Partner, Sullivan & Cromwell (law firm);            1993         Capital Growth Fund:
(69)                               Trustee, The Winthrop Focus Funds (mutual
Trustee                            funds); and Trustee of all of the Pioneer                                -0-
125 Broad Street                   mutual funds.
New York, NY  10004                                                                                 Equity-Income Fund:

                                                                                                            -0-

                                                                                                        Gold Shares:

                                                                                                         8,240.027
                                                                                                           0.207%

John Winthrop                      President, John Winthrop & Co., Inc. (private       1990         Capital Growth Fund:
(61)                               investment firm); Director of NUI Corp.,                              2,429.615
Trustee                            (energy sales, services and distribution);                              0.002%
One North Adgers Wharf             Trustee of Alliance Capital Reserves,
Charleston, SC  29401              Alliance Government Reserves and Alliance Tax                    Equity-Income Fund:
                                   Exempt Reserves; and Trustee of all of the
                                   Pioneer mutual funds, except Pioneer Variable                         1,836.063
                                   Contracts Trust.                                                        0.006%

                                                                                                        Gold Shares:

                                                                                                         5,905.607
                                                                                                           0.148%



*        Messrs. Cogan and Tripple are "interested persons" of the Trust and PMC within the      meaning of
         Section 2(a)(19) of the 1940 Act.
(1)      Each nominee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer  family of mutual funds,  for Pioneer  Interest  Shares,  a closed-end  investment  company,  and for each of the ten portfolios of the Pioneer  Variable  Contracts  Trust  (except  Messrs.  Kendrick and
         Winthrop  and Mmes.  Graham and Bush,  who do not serve as Trustees for
         Pioneer Variable  Contracts  Trust).  Except for Ms. Bush, each Trustee was most recently elected by the shareholders of the Trust in 1993.
         Ms. Bush was elected by the other Trustees in 1997.
(2)      As of  December  31,  1997,  the  Trustees  and  officers  of the Trust beneficially owned, directly or indirectly,  in the aggregate less than
         1% of the Trust's outstanding shares.

     Ms. Piret, Mr. West and Mr. Winthrop serve on the Audit Committee of the Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the Nominating Committee of the Board of Trustees. The primary responsibility of the Nominating Committee is the selection and nomination of candidates to serve as independent trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         During the fiscal year ended October 31, 1997, the Board of Trustees held twelve meetings, the Audit Committee held eleven meetings and the Nominating Committee held one meeting. All of the current Trustees and Committee Members then serving attended at least 75% of the meetings of the Board of Trustees or applicable committee, if any, held during the fiscal year ended October 31, 1997.




Other Executive Officers

         In addition to Messrs. Cogan and Tripple, who serve as executive officers of the Trust, the following table provides information with respect to the other executive officers of the Trust. Each executive officer is elected by the Board of Trustees and serves until his successor is chosen and qualified or until his resignation or removal by the Board. The business address of all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Name, Age and                          Principal Occupations(s)
Position with the Trust
William H. Keough, 60,                 Senior Vice President, Chief Financial
Officer and
  Treasurer                            Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC,
                                       PIntl,   PMT,   PGL,
                                       First Russia, Omega,
                                       Pioneer  SBIC,   and
                                       each   fund  in  the
                                       Pioneer   family  of
                                       mutual funds.

Joseph P. Barri, 51,                   Secretary of PGI, PMC, PCC, PIntl, PMT, First Russia,
 Secretary                             Omega and PCC and each fund in the Pioneer family of
                                       mutual funds;  Clerk
                                       of PFD  and  PSC and
                                       Partner,   Hale  and
                                       Dorr LLP (Counsel to
                                       the Trust).


Remuneration of Trustees and Officers

         The following table provides information regarding the compensation paid by the Trust and the other investment companies in the Pioneer family of mutual funds to the Trustees for their services as indicated below. Compensation paid by the Trust to Messrs. Cogan and Tripple, interested persons of PMC, is reimbursed to the Trust by PMC. The Trust pays no salary or other compensation to its officers.

                                                                                Total Compensation from the Trust
                                                                                 and Other Funds in the Pioneer
                                          Aggregate Compensation from the           Family of Mutual Funds++
                                          Trust+
Trustee
John F. Cogan, Jr.                                   $1,500.00*                            $12,000.00*
Mary K. Bush**                                        2,979.00                              30,000.00
Richard H. Egdahl, M.D.                               8,886.00                              62,000.00
Margaret B.W. Graham                                  8,886.00                              60,000.00
John W. Kendrick                                      8,886.00                              55,800.00
Marguerite A. Piret                                   11,783.00                             80,000.00
David D. Tripple                                      1,500.00                              12,000.00
Stephen K. West                                       9,809.00                              63,800.00
John Winthrop                                         10,250.00                             69,000.00
   Totals                                            $64,479.00                            $444,600.00
                                                     ----------                            -----------

         *        PMC fully reimbursed the Trust and the other funds in the Pioneer family of  mutual funds for compensation paid to Messrs. Cogan and Tripple.

         **       Ms. Bush was first elected as a Trustee in June, 1997.

         +        For the fiscal year ended October 31, 1997.

         ++       For the calendar year ended December 31, 1997.

Investment Adviser

         PMC, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser to the Trust. For additional information concerning the ownership of PMC, see the Appendix.

Required Vote

         In accordance with the Trust's Agreement and Declaration of Trust, the vote of a plurality of all of the shares of the Trust voted at the Meeting is sufficient to elect the nominees.


                                   PROPOSAL 3

 APPROVAL OF AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE
                    FUNDS FROM SERIES OF A MASSACHUSETTS
            BUSINESS TRUST TO THREE DISTINCT DELAWARE BUSINESS TRUSTS

General

         At a meeting held on January 8, 1998, the Trustees who were present unanimously approved, subject to the approval of shareholders of the Funds, an Agreement and Plan of Reorganization (the "Plan of Reorganization") in the form attached to this Proxy Statement as Exhibit A. The Plan of Reorganization provides for the reorganization (the "Reorganization") of the Funds, currently three series of a single Massachusetts business trust (the "Current Funds"), into three distinct, newly established Delaware business trusts. Prior to the Reorganization, the newly established Delaware business trusts will have no assets or operations other than such minimum assets supplied by PMC or one of its affiliates as may be required to establish independent SEC registrations.

         The Reorganization will entail creating three Delaware business trusts (the "Successor Funds"). Following the Reorganization, the Successor Funds will carry on the business of the Current Funds. If the shareholders approve the proposed changes to the Funds' fundamental investment policies described in Proposals 4(a),4(b), and 4(c), each Fund's operations will change accordingly, to the extent approved. If this change is not approved, the Successor Funds will have investment policies and restrictions that are identical to the investment policies and restrictions of the Current Funds. Each of the Successor Funds will also enter into a management contract and other service agreements which provide the same services on the same terms as those applicable to the Current Funds. In the event that the Proposed Contracts for Capital Growth Fund and Equity-Income Fund are approved by such Funds' respective shareholders, the applicable Successor Funds would enter into contracts substantially identical to the Proposed Contracts. Shareholders should be aware that there may be deemed to occur a momentary inconsistency with certain of the Current Funds' policies and restrictions (such as restrictions on investments in any one issuer and investments in other investment companies) during the Reorganization.

         The principal differences between a Delaware business trust and a Massachusetts business trust as forms of organization are discussed below under the caption "Comparison of Business Trusts under Delaware Law and Massachusetts Law." Approval of the Reorganization also constitutes approval of the termination of the Current Funds in accordance with Massachusetts law. Following the Reorganization, PMC will serve as investment adviser for the Successor Funds under a management contract which will have been approved by the Board of Trustees of each of the Successor Funds and by the Current Funds, each as sole shareholder of a corresponding Successor Fund, as further discussed below under the caption "Summary of the Plan of Reorganization."

Reasons for the Proposed Reorganization

         Each of the Current Funds presently is organized as a series of a single Massachusetts business trust. The proposed form of organization of each Fund as a distinct Delaware business trust offers certain advantages over the current form of organization as three series of a single Massachusetts business trust. The advantages include granting the Trustees greater power to amend the Delaware Declaration of Trust without shareholder approval, although this advantage could also be achieved under Massachusetts law by amending the Current Funds' Declaration of Trust. Other advantages of the Delaware Declaration of Trust compared to the Current Funds' Declaration of Trust, discussed in more detail below, include clearer limitations upon liability of shareholders and trustees and greater flexibility in methods of voting.

Comparison of Business Trusts Under Delaware Law and Massachusetts Law

         Limitation of Shareholders' and Series' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as the Current Funds' shareholders) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, the Board of Trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust (such as the Current Funds). While the Trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

         Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or bylaws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or bylaws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The Trustees believe that such limitations on liability under Delaware law are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

         Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or bylaws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

         Board Composition. Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware business trust to be governed by individuals who are more familiar with such series' particular operations.

Comparison of the Current Funds' Declaration of Trust under Massachusetts law and Delaware Declarations of Trust under Delaware law

         It is anticipated that the Delaware business trusts will be required to hold fewer shareholder meetings than the Massachusetts business trust, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the Trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The Trustees may have the power to amend the business trust's governing instrument to create a class or series of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that the Delaware business trusts always operate under the most advantageous form of organization and are intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

Trustees' Recommendation

         After considering the matters discussed above and other matters deemed to be relevant, the Trustees determined that the Reorganization (i) is in the best interest of the Current Funds and (ii) will not result in dilution of the interest of the shareholders of any of the Current Funds. The Trustees present at the meeting held on January 8, 1998, unanimously voted to recommend to the shareholders each of the Current Funds that they approve the Reorganization.

Required Vote

         For each of the Current Funds, approval of the Agreement and Plan of Reorganization requires the affirmative vote of a majority of the outstanding shares. The Trustees have determined that the Reorganization will not proceed as described above unless the shareholders of each of the Current Funds approve the Reorganization. In the event that the shareholders of any of the Current Funds do not vote in favor of the Reorganization, the Trustees will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUNDS FROM THREE SERIES OF A SINGLE MASSACHUSETTS BUSINESS TRUST TO THREE DISTINCT DELAWARE BUSINESS TRUSTS

Summary of the Plan of Reorganization

         The following discussion summarizes certain terms of the Plan of Reorganization. The summary of the Plan of Reorganization is qualified in its entirety by the provisions of the form of Plan of Reorganization, which is attached to this Proxy Statement as Exhibit A. Assuming the Plan of Reorganization is approved, and the Funds are able to obtain the necessary consent, approval, authorization or order of any court or governmental authority, it is currently contemplated that the Reorganization will become effective at the close of business on or about April 30, 1998.

         In order to accomplish the Reorganization, three Delaware business trusts will be formed, each with a single series corresponding to one of the Current Funds. On the closing date of the Reorganization (the "Closing Date"), each of the Current Funds will transfer all of its assets to one Successor Fund in exchange for the assumption by each Successor Fund of all the liabilities of the corresponding Current Fund and the issuance to each Current Fund of shares of beneficial interest of the corresponding Successor Fund ("Successor Fund shares") equal to the value (as determined by using the procedures set forth in the Current Fund's current prospectus) on the date of the exchange of the
Current Fund's net assets. Each Current Fund as sole shareholder of the corresponding Successor Fund, will then vote on certain matters that require shareholder approval, as described below. Immediately thereafter, the Current Funds will liquidate and distribute corresponding Successor Fund shares to each Current Fund shareholder pro rata in proportion to the Current Fund shareholder's beneficial interest in the Current Fund ("Current Fund shares") in exchange for his or her Current Fund shares. After such distributions of Successor Fund shares, the Current Funds will each, as soon as practicable thereafter, be wound up and terminated. Certificates evidencing full or fractional Successor Fund shares will not be mailed to shareholders. Upon completion of the Reorganization, each Current Fund shareholder will be the owner of full and fractional Successor Fund shares equal in number and aggregate net asset value to his or her corresponding Current Fund shares as of the date of the exchange.

         As described above, the Plan of Reorganization authorizes each of the Current Funds as the then sole shareholder of a corresponding Successor Fund (i) to elect as Trustees of the Delaware business trust the persons who currently serve as Trustees of the Massachusetts business trust; (ii) to ratify the selection of the independent accountants; (iii) to approve an investment advisory agreement for the corresponding Successor Fund; and (iv) to approve the Rule 12b-1 plan of distribution for the corresponding Successor Fund. With respect to the foregoing matters, each Successor Fund will vote after the Board of Trustees of such Successor Fund has approved such matters.

         The newly elected Trustees will hold office without limit in time except that (i) any Trustee may resign; (ii) any Trustee may be removed by written instrument signed by at least a majority of the Trustees prior to removal; and (iii) a Trustee may be removed at any special meeting of the shareholders of a Successor Fund by a vote of two-thirds of the outstanding shares of such Successor Fund. In case a vacancy shall for any reason exist, the remaining Trustees of the Successor Fund for which the vacancy exists will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by the shareholders of the Successor Fund.

         If, at any time prior to the Closing Date, (a) the Trustees determine that it would not be in the best interest of any of the Current Funds or the shareholders to proceed with the execution of the Plan of Reorganization, or (b) the Funds are unable to obtain the consent, approval, authorization or order of any court or governmental authority, the Reorganization may not go forward, notwithstanding the approval of the Reorganization by the shareholders at the Meeting. The obligations of the Current Funds under the Plan of Reorganization are subject to various conditions as stated therein. In order to provide against unforeseen events, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by mutual agreement of the Trustees of the Current Funds and the Successor Funds. The Current Funds and the Successor Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of shareholders of the Current Funds.

New SEC Registrations

         Under the Reorganization, the Successor Fund to Capital Growth Fund will assume the Trust's existing registration statements under the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act. The remaining two Successor Funds will each establish new 1933 Act and 1940 Act registrations prior to the Closing Date. Accordingly, following the Reorganization, each Successor Fund will be separately registered with the SEC. This is necessary because each Successor Fund is a separate legal entity, whereas the Current Funds are series of a single Massachusetts business trust.

Continuation of Shareholder Accounts and Services

         The Successor Funds' transfer agent, PSC, will establish accounts for all shareholders of the Successor Funds containing the appropriate number of Successor Fund shares to be received by that shareholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by PSC for each Current Fund shareholder. Shareholders who have elected to receive a particular service, such as telephone redemptions or exchanges or Pioneer Investomatic Plans, will continue to receive such services as shareholders of one of the Successor Funds without any further action.

Expenses of the Reorganization

         PMC  will  bear  all   expenses   associated   with  the   transactions
contemplated by the Plan of Reorganization.

Tax Consequences of the Reorganization

         It is a condition to the consummation of the Reorganization that the Funds receive on or before the Closing Date an opinion from counsel, Hale and Dorr LLP, substantially to the effect that, among other things, for federal income tax purposes the transactions contemplated by the Plan of Reorganization will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Current Funds or their shareholders upon (1) the transfer of all of the assets of each Current Fund to the corresponding Successor Fund in exchange solely for Successor Fund shares and the assumption by each Successor Fund of the corresponding Current Fund's liabilities or (2) the distribution, by each Current Fund, of the corresponding Successor Fund shares, in liquidation of the Current Funds, to the shareholders in exchange for Current Funds shares. The opinion will further state, among other things, that (i) the federal tax basis of Successor Fund shares to be received by shareholders of the Current Funds will be the same as the federal tax basis of the shares of the Current Funds surrendered in exchange therefor and (ii) each shareholder's federal tax holding period for his or her Successor Fund shares will include such shareholder's holding period for the Current Fund shares surrendered in exchange therefor, provided that such Current Fund shares were held as capital assets on the date of the exchange.

Description of Certain Provisions of the Successor Funds' Delaware Declarations of Trust

         The following is a summary of certain provisions of the Successor Funds' Delaware Declarations of Trust.

         Series and Classes. As discussed above, each Delaware Declaration of Trust would permit the Successor Fund to issue series of its shares which would represent interests in separate portfolios of investments, including the corresponding Current Fund. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series. The Trustees would also be able to authorize the Successor Funds to issue additional classes of shares without prior shareholder approval. Limitations on Derivative Actions. In addition to the requirements under Delaware law, the Delaware Declarations of Trust provide that a shareholder of one of the Successor Funds may bring a derivative action on behalf of such Successor Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Successor Fund, or 10% of the outstanding shares of the series or class of which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Successor Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         Shareholder Meetings and Voting Rights. The Successor Funds are not required to hold annual meetings of shareholders and do not intend to hold such meetings. In the event that a meeting of shareholders is held for any Successor Fund, each share of such Successor Fund shall be entitled to one vote on all matters presented to shareholders including the election of Trustees. Shareholders of the Successor Funds do not have cumulative voting rights in connection with the election of Trustees. Meetings of shareholders of the Successor Funds, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The shareholders of the Successor Funds shall only have the right to vote with respect to the limited number of matters specified in the corresponding Delaware Declaration of Trust and such other matters as the Trustees shall determine or shall be required by law.

         Indemnification. The Delaware Declarations of Trust of the Successor Funds provide for indemnification of Trustees, officers and agents of each Successor Fund provided that no such indemnification shall be provided to any person who is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Delaware business trust.

         Each Delaware Declaration of Trust provides that if any present or former shareholder of any series of the applicable Successor Fund shall be held personally liable solely by reason of such person being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, such shareholder (or their heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Successor Fund, on behalf of any affected series, shall, upon request by the shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         Termination. The Delaware Declarations of Trust would permit termination of a Successor Fund or of any series or class of a Successor Fund
(i) by a majority of the shareholders at a meeting of shareholders of such Successor Fund, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Successor Fund, or any successor series or class to maintain their assets at an appropriate size; (ii) changes in laws or regulations governing them or affecting assets of the type in which they invest; or (iii) economic developments or trends having a significant adverse impact on their business or operations. Termination of any of the Current Funds requires the affirmative 1940 Act Majority Vote of the Fund.

         Merger, Consolidation, Sale of Assets, Etc. Each Delaware Declaration of Trust would authorize the Trustees of a Successor Fund without shareholder approval to specifically permit such Successor Fund, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Successor Fund, or any series thereof. The Current Declaration of Trust does not specifically provide for mergers or consolidations of any of the Current Funds. A sale of assets of any of the Current Funds requires an affirmative 1940 Act Majority Vote of the Fund.

         Amendments. Each Delaware Declaration of Trust would permit the Trustees to amend the Delaware Declaration of Trust without a shareholder vote; provided that shareholders of each of the Successor Funds shall have the right to vote on any amendment (i) that would affect the voting rights of shareholders, (ii) with respect to which shareholder approval is required by law; (iii) that would amend this provision of the Declaration of Trust; and (iv) with respect to any other matter that the Trustees determine to submit to shareholders. Any amendment to the Current Funds' Declaration of Trust, except an amendment changing the name of the Funds or supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision of the Declaration of Trust, requires the affirmative 1940 Act Majority Vote of each of the Current Funds.


                          PROPOSALS 4(a), 4(b) and 4(c)

                    AMENDMENTS TO AND ELIMINATION OF CERTAIN
                             INVESTMENT RESTRICTIONS

    General

         The Trustees of the Trust recommend that shareholders approve the amendments to and elimination of certain of the Trust's investment restrictions as described in detail below, such restrictions set forth in the Trust's Statement of Additional Information.

         Each Proposal requires the separate approval of the shareholders of the Trust. Each of these restrictions is a fundamental investment policy that may only be changed by an affirmative 1940 Act Majority Vote. See "Required Vote" below.

4(a).    AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING

         The Trust's existing fundamental investment restriction regarding borrowing states that each of the Funds may not:

borrow  money,  except from banks to meet  redemptions  in amounts not exceeding
331/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

         If amended as proposed, the restriction will provide that each of the Funds may not:

borrow money, except from banks as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 331/3% of the Fund's total assets (including the amount borrowed) taken at market value.

         The 1940 Act requires that a fund state a fundamental policy regarding borrowing. The amendment is being proposed (1) to clarify that each of the Funds may borrow from banks both for extraordinary or emergency purposes and to meet redemptions and (2) to give each of the Funds the future ability to engage in reverse repurchase agreements and dollar rolls without the need for shareholder approval. Each of the Funds will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

         The Trust has agreed that as long as the Funds are registered in the Federal Republic of Germany, Austria or Switzerland, no Fund may, subject to the constraints described in the Statement of Additional Information, borrow money in amounts exceeding 10% of a Fund's total assets (including the amount borrowed) taken at market value.

         Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a fund sells securities for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         In regard to the permitted uses of bank borrowings, clarification is necessary because the current restriction is not explicit with respect to each Fund's ability to borrow for extraordinary or emergency purposes other than to meet redemptions. In regard to reverse repurchase agreements and dollar rolls, each of the Funds does not currently engage or intend to engage in either of these investment practices in the coming year. However, because these common practices may be deemed to constitute borrowings, the Trustees believe it is best to create the flexibility to introduce such practices at some future time without the need for shareholder approval if this becomes desirable. In such event, the Prospectus and Statement of Additional Information would be amended accordingly, including the addition of appropriate risk disclosure.


4(b). ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION REGARDING VOTING SECURITIES OF A SINGLE ISSUER

         The Trust's existing fundamental investment restriction regarding investment in voting securities of a single issuer states that each of the Funds may not:

                  purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

         The 1940 Act does not impose any limitation upon investment in voting securities of a single issuer. This policy originally was adopted in accordance with state blue sky requirements that are no longer applicable. The change is being proposed to permit each of the Funds to invest in such securities to the extent that PMC believes that such investment would be beneficial to the Trust and would not involve undue risk. In general, PMC believes it would be advantageous for each of the Funds to have the flexibility to invest in securities of an issuer without a formal restriction on the percentage of outstanding voting securities of such issuer owned by each Fund. Nevertheless, in order to continue to qualify as a "diversified" investment company under the 1940 Act, each Fund is subject to a requirement that it may not invest in more than 10% of the outstanding voting securities of a single issuer with respect to 75% of its total assets. Each Fund may only be changed to a non-diversified investment company by vote of the Fund's shareholders. There is no current intention to change the classification of any of the Funds from diversified to non-diversified investment companies.

4(c). AMENDMENT OF THE REQUIREMENT FOR SHAREHOLDER APPROVAL FOR THE MODIFICATION OF CERTAIN INVESTMENT RESTRICTIONS

                  The Trust's existing investment restriction states that as long as the Funds are registered in the Federal Republic of Germany, Austria or Switzerland, no Fund may without the prior approval of its shareholders:

                  (i) invest in the securities of any other domestic or foreign investment company or investment fund, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund; (ii) purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that a Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein; (iii) borrow money in amounts exceeding 10% of a Fund's total assets (including the amount borrowed) taken at market value; (iv) pledge, mortgage or hypothecate its assets in amounts exceeding 10% of a Fund's total assets taken at market value; (v) purchase securities on margin or make short sales; (vi) redeem its securities in-kind; or (vii) invest in interests in oil, gas or other mineral exploration or development leases or programs.


         Further, as long as the Funds are registered in Switzerland, no Fund may without the prior approval of its shareholders:

                  (a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals; (b) invest more than 10% of its total assets in the securities of any one issuer; provided, however, that this restriction does not apply to cash items and U.S. Government securities; (c) write (sell) uncovered calls or puts or any combination thereof or purchase, in an amount exceeding 5% of its assets, calls, puts, straddles, spreads or any combination thereof; or (d) invest more than 5% of its total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.


         If amended as proposed, the restriction will provide that:

                  In the case of a change in the laws of Germany, Austria or Switzerland applicable to the Funds, the Trustees have the right to adjust the above restrictions accordingly without the prior approval of the shareholders.

         The Trust has agreed to certain investment restrictions as a condition of registration in the Federal Republic of Germany, Austria and Switzerland. Currently, the Board of Trustees may not modify these restrictions to take advantage of changing regulatory policies in foreign jurisdictions without incurring the expense and delay associated with obtaining shareholder approval. Proposal 4(c), if approved, would allow the Funds the flexibility to amend the above investment restrictions to take advantage of changes in regulatory policies in these jurisdictions without the need to seek shareholder approval. The investment restrictions could then be changed with the approval of the Trustees provided the Trustees consider such changes to be in the best interests of the Funds. No change would be effected until the Funds' Prospectuses and Statement of Additional Information had been amended or supplemented as necessary to reflect the change.


Trustees' Recommendations

         At a meeting of the Trustees held on January 8, 1998, the Trustees present unanimously approved, and voted to recommend to the shareholders of the Trust that they approve the proposed amendments and elimination of certain of the Trust's investment restrictions. In taking such action and making such recommendations, the Trustees considered the fact that the proposed changes will provide clarification relating to certain investment restrictions and flexibility to adjust to changing regulations and markets and new investment techniques without continually incurring the significant expense involved in soliciting proxies and holding shareholder meetings. The Trustees believe that this increased clarity and flexibility will be beneficial to present shareholders as well as potential investors.

         Except as described in this Proxy Statement, approval of the proposed changes will not result in changes in the Trustees, officers, investment programs and services or any operations that are described in the Funds' current Prospectuses and the Trust's Statement of Additional Information.

Required Vote

         Adoption of each of Proposals 4(a), 4(b) and 4(c) requires the affirmative 1940 Act Majority Vote of the Trust. If any of the proposals are not approved by the shareholders of the Trust, the Trust will continue to adhere to the current investment restriction(s)as to which no change has been approved.

         Please note that the Trust is registered in Germany, Austria and Switzerland and that any change made to the Trust's investment restrictions is subject to review by German, Austrian and Swiss securities authorities. Such authorities may require investment restrictions more restrictive than those approved by shareholders. Accordingly, in such event the change to the Trust's investment restrictions approved hereby will only take effect to the extent approved by German, Austrian and Swiss securities authorities.

             FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE IN FAVOR OF THE
 APPROVAL OF THE PROPOSAL TO AMEND THE INVESTMENT RESTRICTION REGARDING
                         BORROWING, TO ELIMINATE THE
               INVESTMENT RESTRICTION REGARDING VOTING SECURITIES
                       OF A SINGLE ISSUER AND TO AMEND THE
                           REQUIREMENT FOR SHAREHOLDER
                        APPROVAL FOR THE MODIFICATION OF
                        CERTAIN INVESTMENT RESTRICTIONS .


                                   PROPOSAL 5

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Arthur Andersen LLP has served as the Trust's independent public accountant since the Trust's 1990 fiscal year. Audit services during the fiscal year ended October 31, 1997, consisted of examinations of the Trust's financial statements for this period and reviews of the Trust's filings with the SEC.

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or PMC, has selected Arthur Andersen LLP as each Fund's independent public accountants for the fiscal year ending October 31, 1998, subject to shareholder ratification at the Meeting. A representative of Arthur Andersen LLP is expected to be available at the Meeting to make a statement if he or she desires to do so and to respond to appropriate questions. Arthur Andersen LLP has advised the Trust that it has no direct or indirect financial interest in the Trust.

Required Vote

         The ratification of the selection of Arthur Andersen LLP as independent public accountants for the fiscal year ending October 31, 1998, requires the affirmative vote of a majority of the shares of the Trust, present in person or by proxy and entitled to vote at the meeting.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE FUNDS' INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                                  OTHER MATTERS

Shareholder Proposals

         Each  of  the  Funds  is  not  required  to  hold  annual  meetings  of
shareholders   and  does  not  currently  intend  to  hold  such  a  meeting  of shareholders in 1999.

Shares Held in Retirement Plans

         PGI, as trustee, is permitted to vote any shares held in retirement plans and will do so if necessary to obtain a quorum.

Proxies, Quorum and Voting at the Meeting

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournment thereof.

         A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the Proxy Statement). In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the Board of Trustees, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of the Trust represented at the Meeting (including, shares which abstain or do not vote with respect to one or more of the proposals) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal has the same legal effect as a vote against the proposal.

         Adoption by the shareholders of any of proposals 1(a), 1(b), 3, 4(a), 4(b) and 4(c) require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Trust (or the Fund, where applicable) present at the Meeting, if the holders of more than 50% of the shares of the Trust (or the Fund, where applicable) are present or represented by proxy at the Meeting, or
(ii) 50% or more of the outstanding shares of the Trust (or the Fund, where applicable). If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Trust (or the Fund, where applicable) are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same legal effect as a vote against such proposal.

Other Business

         While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Methods of Solicitation and Expenses

         The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card will be borne by PMC. In addition to soliciting proxies by mail, PMC may, at PMC's expense, have one or more Trust officers, representatives or compensated third-party agents, including PMC, PSC and PFD, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number PSC has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

         Persons holding shares as nominees will be reimbursed by PMC, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


[February __, 1998]

                                    APPENDIX

Additional Information Pertaining to the Existing and Proposed Contracts

     Standard of Care. Under each Contract, PMC "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [PMC] . . ." PMC, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement."

         PMC's Authority. Each Contract provides that PMC shall have full discretion to act for the Fund in connection with purchase and sale transactions subject only to the Declaration of Trust, Bylaws, currently effective registrations under the 1940 Act and the 1933 Act, investment objective, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees.

         Portfolio Trading. Consistent with common practice in the mutual fund industry and with PMC's most recent management contracts, each Contract expressly permits PMC to engage in such activity. For a more detailed description of the Fund's current portfolio brokerage practices, see Portfolio Transactions in this Appendix.

         Expense Limitation. Each Contract provides that if the operating expenses of the Fund exceed the limits established by state "blue sky" administrators, PMC's fee will be reduced (but not below $0) to the extent required by such limits. No such limits are currently in force. Each Contract also provides that PMC may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the Fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by PMC at any time.

         Other Provisions.  Each Contract includes provisions that provide that:
(i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) PMC is an independent contractor and not an employee of the Fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; (vi) the Fund may pay for charges and expenses of counsel to the "non-interested" Trustees as well as counsel to the Fund; and (vii) subject to obtaining best execution, PMC may consider sales of other Pioneer mutual funds when selecting brokers and dealers to execute the Fund's securities transactions.

         Miscellaneous. If approved, each Proposed Contract will become effective on May 1, 1998 (or on the date of approval if approved after that date) and will continue in effect until May 31, 1999, and thereafter will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the Existing Contract. The Proposed Contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty, upon sixty (60) days' written notice, by either party by vote of its Board or by a vote of a majority of the outstanding voting securities of the Fund. The description of the Existing Contract and the Proposed Contract set forth above and the other information with respect to the Proposed Contract are qualified in their entirety by reference to the form of Proposed Contract.

Additional Information Pertaining to PMC

     Directors. Information regarding the affiliations of Mr. Cogan, Chairman of PMC, and Mr. Tripple, a Director of PMC, is contained in Proposal 2 of this Proxy Statement. The following table provides information with respect to the other Director of PMC:

Name, Age and Address                                   Principal Occupation(s)
 Robert L. Butler,  56
 60 State  Street
 Boston,  MA 02109                                          Executive Vice
                                                            President and a
                                                            Director
                                                            Of PGI; President
                                                            and a Director of
                                                            PFD Director  of
                                                            PMC,  PMIL,  PSC,
                                                            PIntl and
                                                            Pioneer Czech;
                                                            Director of
                                                            Pioneer Global
                                                            Equity   Fund   Plc,
                                                            Pioneer  Global Bond
                                                            Fund Plc, Pioneer DM
                                                            Cashfonds       Plc,
                                                            Pioneer     European
                                                            Equity   Fund   Plc,
                                                            Pioneer   Central  &
                                                            Eastern  Europe Fund
                                                            Plc and  Pioneer  US
                                                            Real   Estate   Fund
                                                            Plc;  Vice  Chairman
                                                            of Pioneer GmbH; and
                                                            a   Member   of  the
                                                            Supervisory Board of
                                                            PFPT

         Ownership of PMC. PMC is a wholly-owned subsidiary of PGI. As of December 31, 1997, Mr. Cogan beneficially owned 3,612,901 shares ( 14.12%) of the outstanding common stock of PGI. Mr. Cogan's beneficial holdings included 769,136 shares held in trusts with respect to which Mr. Cogan may be deemed to be a beneficial owner by reason of his interest as a beneficiary and/or position as a trustee and shares which Mr. Cogan has the right to acquire under outstanding options within 60 days of December 31, 1997. At such date, Robert L. Butler and David D. Tripple, PMC's other directors, each owned beneficially less than 2% of the outstanding common stock of PGI. As of December 31, 1997, officers and directors of PMC and Trustees and officers of the Trust beneficially owned an aggregate of shares of common stock of PGI, approximately 17.41% of the outstanding common stock of PGI. During PGI's fiscal year ended December 31, 1997, there were no transactions in PGI common stock by any officer, Trustee/Director or nominee for election as Trustee/Director of the Trust, PMC and/or PFD in an amount equal to or exceeding 1% of the outstanding common stock of PGI.

         Services Provided to the Trust by Affiliates of PMC. PSC serves as the Trust's transfer agent and shareholder servicing agent. Under the terms of its contract with the Trust, PSC's duties include: (i) processing sales, redemptions and exchanges of shares of each of the Funds; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. For the fiscal year ended October 31, 1997 Capital Growth Fund paid PSC approximately $4,665,790 and Equity-Income Fund paid PSC approximately $1,044,485 for these services.

         PFD, an indirect wholly owned subsidiary of PGI, serves as the Trust's principal underwriter. Distribution fees are paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensating broker/dealers and sales personnel. For the fiscal year ended October 31, 1997, PFD was paid distribution fees and earned underwriting commissions as follows:

         (a) Capital Growth Fund paid approximately $3,822,188 in distribution fees pursuant to the Trust's Class A Distribution Plan, $6,839,473 in distribution fees pursuant to the Trust's Class B Distribution Plan and $462,934 in distribution fees pursuant to the Trust's Class C Distribution Plan. PFD earned net underwriting commissions in connection with its offering of shares of Capital Growth Fund in the amount of approximately $9,657,000 of which approximately $8,381,000 was reallowed to dealers.

         (b) Equity-Income Fund paid approximately $975,660 in distribution fees pursuant to the Trust's Class A Distribution Plan, $1,690,659 in distribution fees pursuant to the Trust's Class B Distribution Plan and $81,441 in distribution fees pursuant to the Trust's Class C Distribution Plan. PFD earned net underwriting commissions in connection with its offering of shares of Equity-Income Fund in the amount of approximately $2,177,000 of which approximately $1,890,000 was reallowed to dealers.

         Similar Funds Managed By PMC. PMC serves as the investment manager to the following funds with investment objectives similar to the Funds' objectives:

                                          PMC Managed Funds with Similar
                                             Investment Objectives to
                                                Capital Growth Fund

Annual Management Fee Rate                                                  Name of Fund
                                                                            (Net Assets as of 12/31/97)

Annual Management Fee Rate                                                  Name of Fund
                                                                            (Net Assets as of 12/31/97)
 0.50% of the first $250 million of average net asset;                     Pioneer  Growth Shares*
 0.48% of the next $50 million of average net assets;                      ($765,381,039)
 0.45% of the avg. net assets exceeding $300 million

0.625% of average net  assets,  adjusted  by up to  plus/minus             Pioneer Mid-Cap Fund
 .20% to reflect Pioneer Mid-Cap Fund's  performance                        ($ 938,286,204)


                       0.85% of average net assets                          Pioneer Small Company Fund
                                                                           ($ 509,066,315)
                       1.10% of average net assets                          Pioneer Micro-Cap Fund
                                                                           ($ 123,952,098)
                       0.70% of average net assets                          Pioneer Variable Contract
                                                                            Trust--Growth Shares Portfolio
                                                                           ($ 4,646,484)
                       0.65% of average net assets                          Pioneer Variable Contract- Capital
                                                                            Growth Portfolio
                                                                            ($105,476,236)

-----------------------

         *A proposal has been  submitted to the  shareholders  of Pioneer Growth
Shares to change the annual  management  fee rate so that the rate will be 0.70%
of the Fund's average daily net assets up to $1 billion, 0.675% of the next $4 billion, 0.65% of the next $5 billion and 0.575% of the excess over $10 billion, adjusted by up to +.10% to reflect Pioneer Growth Shares' performance.







                                          PMC Managed Funds with Similar
                                             Investment Objectives to
                                                Equity-Income Fund

Annual Management Fee Rate                                                  Name of Fund
                                                                            (Net Assets as of 12/31/97)
           0.65% of the first $1 billion of average net asset;              Pioneer Balanced Fund
           0.60% of the next $4 billion of average net assets;             ($ 290,383,854)

           0.55% of the average net assets exceeding $5 billion

0.60% of average net assets, adjusted by up to plus/minus .10% to reflect   Pioneer Fund
                        Pioneer Fund's performance                          ($4,052,996,507)


                       1.00% of average net assets                          Pioneer Real Estate Shares
                                                                            ($ 222,694,525)

0.60% of average net assets, adjusted by up to plus/minus .10% to reflect   Pioneer II
                         Pioneer II's performance                          ($ 71,622,324,997)

                       0.65% of average net assets                          Pioneer Variable Contract
                                                                            Trust--Equity-Income Portfolio
                                                                            ($ 124,213,301)

                       0.65% of average net assets                          Pioneer Variable Contract
                                                                            Trust--Balanced Portfolio
                                                                           ($ 43,831,932)

                       1.00% of average net assets                          Pioneer Variable Contract Trust--Real
                                                                            Estate Growth Portfolio
                                                                           ($ 42,186,712)

                       0.65% of average net assets]                         Pioneer Variable Contract
                                                                            Trust--Growth and Income Portfolio
                                                                            ($ 4,493,491)

         Portfolio Transactions. All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by PMC pursuant to authority contained in the Current and Proposed Contracts. In selecting brokers or dealers, PMC considers factors relating to execution on the best overall terms available, including, but not limited to, the size and type of the transaction; the nature and character of the markets of the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Funds and/or other investment companies or accounts managed by PMC. Such research services must be lawful and must provide appropriate assistance to PMC in the performance of its investment decision making responsibilities and could include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities;
furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the a Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Funds. In addition, if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a Fund may pay commissions to such broker in an amount greater than the amount another firm may charge. This information might be useful to PMC in providing services to the Funds as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided to PMC by brokers and dealers through whom other clients of PMC effect securities transactions might be useful to PMC in providing services to the Funds. The receipt of such research is not expected to reduce PMC's normal independent research activities; however, it enables PMC to avoid the additional expense which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

                                   EXHIBIT A

                              AGREEMENT AND PLAN OF
                                 REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION is made as of the [] day of [April], 1998, by and between Pioneer Growth Trust, a Massachusetts business trust (the "Current Trust"), and Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares, each a business trust duly formed under the laws of the State of Delaware (the "Successor Trusts").

         This  Agreement  is  intended  to  be  and  is  adopted  as a  plan  of reorganization within the meaning of Section 368 (a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the conversion of the Current Trust into three distinct Delaware business trusts. The Current Trust consists of three series, the names of which correspond to each of the Successor Trusts -- Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares (the "Corresponding Series"). The conversion will involve the transfer of all of the assets of each of the Corresponding Series of the Current Trust to that corresponding Successor Trust having the same name as such individual Corresponding Series, solely in exchange for (1) the assumption by each Successor Trust of all liabilities of the Corresponding Series of the Current Trust and (2) the issuance by each Successor Trust of shares of beneficial interest of each class of such Successor Trust ("Successor Trust Shares") to such Corresponding Series of the Current Trust equal to the number of shares of each class of beneficial interest of such Corresponding Series then outstanding, followed by the pro rata distribution on the Closing Date (as defined below) of such Successor Trust Shares to the holders of shares of each class of beneficial interest, withoutpar value per share, of such Corresponding Series of the Current Trust (the "Current Trust Shareholders") in exchange for their shares of beneficial interest of such class of such Corresponding Series of the Current Trust ("Current Trust Shares") in liquidation and dissolution of such Corresponding Series of the Current Trust, all upon the terms and conditions hereinafter set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth the parties hereto covenant and agree as follows.

     1. TRANSFER OF ASSETS OF EACH OF THE CORRESPONDING SERIES OF THE CURRENT TRUST IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SHARES OF THE RESPECTIVE SUCCESSOR TRUSTS; DISSOLUTION OF THE CURRENT TRUST

         1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each of the Corresponding Series of the Current Trust agrees to transfer all of its assets set forth in paragraph 1.2 and assign and transfer all of its liabilities to the respective Successor Trust established solely for the purpose of acquiring all of the assets and assuming all of the liabilities of such Corresponding Series of the Current Trust. As of the date of this Agreement, the Successor Trusts have not issued any Successor Trust Shares or commenced operations. Other than such shares as may be issued to Pioneering Management Corporation or one of its affiliates to establish the necessary minimum capitalization for registration with the Securities and Exchange Commission ("SEC"), each of the Successor
Trusts agrees that in exchange for all of the assets of the respective Corresponding Series of the Current Trust (1) such Successor Trust shall assume all of the liabilities of the respective Corresponding Series, whether contingent or otherwise, then existing and (2) such Successor Trust shall deliver to the respective Corresponding Series the number of full and fractional Successor Trust Shares equal to the number of each class of Current Trust Shares than outstanding which collectively shall be equal to the value of the assets of the respective Corresponding Series transferred to, less the liabilities of such Corresponding Series assumed by, such Successor Trust (the "Net Assets"), as described in paragraph 3.1 on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.

         1.2 The assets of each of the Corresponding Series of the Current Trust to be acquired by the respective Successor Trust shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Corresponding Series and other property owned by such Corresponding Series and any deferred or prepaid expenses shown as assets on the books of such Corresponding Series on the Closing Date provided for in paragraph 3.1.

         1.3 Immediately upon delivery to each of the Corresponding Series of the Current Trust of Successor Trust Shares of the respective Successor Trust, any duly authorized officer of such Corresponding Series as the then sole shareholder of the respective Successor Trust shall (i) elect as Trustees of the respective Successor Trust the persons who currently serve as Trustees of the respective Corresponding Series; (ii) ratify the selection of the independent accountants; (iii) approve a management contract for the respective Successor Trust with PMC in the form most recently approved for such Corresponding Series; and (iv) adopt the investment objectives, investment policies and investment restrictions of such Corresponding Series.

         1.4 As provided in paragraph 3.4, on the Closing Date each of the Corresponding Series of the Current Trust will distribute in liquidation to its shareholders of record ("Current Trust Shareholders"), determined as of the close of business on the Closing Date, the Successor Trust Shares of each class received from the respective Successor Trust pro rata in proportion to their respective shares of beneficial interest of such class in the respective Corresponding Series of the Current Trust ("Current Trust Shares"), in exchange for such Current Trust Shares. Such distribution will be accomplished by the transfer of the respective Successor Trust Shares then credited to the account of the respective Corresponding Series on the share records of the respective Successor Trust to open accounts on those records in the names of such Current Trust Shareholders and representing the respective pro rata number of the Successor Trust Shares of each class received from the respective Successor Trust due such Current Trust Shareholders. The Successor Trusts shall not issue certificates representing Successor Trust Shares in connection with such distributions. Fractional Successor Trust Shares shall be rounded to the third place after the decimal point.

         1.5 As soon as practicable after the distribution of the Successor Trust Shares as set forth in Section 1.4, each of the Corresponding Series of the Current Trust shall be terminated and any such further actions shall be taken in connection therewith as are required by applicable law.

         1.6 Ownership of the Successor Trust Shares by each Successor Trust Shareholder shall be maintained separately on the books of Pioneering Services Corporation as the shareholder services and transfer agent for the Successor Trusts.

         1.7 Any transfer taxes payable upon issuance of Successor Trust Shares in a name other than the registered holder of the Current Trust Shares on the books of each of the Corresponding Series of the Current Trust as of that time shall be paid by the person to whom such Successor Trust Shares are to be distributed as a condition of such transfer.



2.       VALUATION

         2.1 The value of the Net Assets of each Corresponding Series of the Current Trust to be acquired hereunder by the respective Successor Trust shall be the net asset value computed as of the valuation time provided in the then current prospectus of the respective Corresponding Series on the Closing Date using the valuation procedures set forth in the then current prospectus or statement of additional information.

         2.2 The value of full and fractional Successor Trust Shares of each Successor Trust to be issued in exchange for the Net Assets of each of the Corresponding Series shall be equal to the value of such Net Assets on the Closing Date, and the number of such Successor Trust Shares of each class to be issued by the respective Successor Trusts shall equal the number of full and fractional Current Trust Shares of each class of the respective Corresponding Series on the Closing Date.

         2.3 All computations of value shall be made by Pioneering Management Corporation for the Current Trust and the Successor Trusts.

3.       CLOSING AND CLOSING DATE

         3.1 The transfer of the assets of the Corresponding Series of the Current Trust in exchange for the assumption by the respective Successor Trusts of the liabilities of such Corresponding Series and the issuance of Successor Trust Shares to the respective Corresponding Series, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of [Hale and Dorr LLP at 60 State Street, Boston, Massachusetts 02109] on [April, 1998] ("Closing Date"), or at such other place or date on or prior to [December 31, 1998] as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the last daily determination of the net asset value of the Corresponding Series or at such other time and or place as the parties may agree.

         3.2 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted or (b) trading or reporting of trading on said Exchange or in any market in which portfolio securities of the Current Trust are traded is disrupted so that accurate appraisal of the value of the Net Assets of the Current Trust is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

         3.3 Each Corresponding Series of the Current Trust shall deliver at the Closing a certificate or separate certificates of an authorized officer stating that it has notified the Custodian, as custodian for the respective Corresponding Series and the respective Successor Trust, of the conversion of such Corresponding Series of the Current Trust to the respective Successor Trust.

         3.4 Pioneering Services Corporation, as shareholder services and transfer agent for the Current Trust, shall deliver at the Closing certificates as to the conversion on its books and records of the accounts of the shareholders of the Corresponding Series of the Current Trust to accounts as holders of shares of the respective Successor Trusts. Each Successor Trust shall issue and deliver to the Current Trust a confirmation evidencing the shares of Successor Trust to be credited on the Closing Date or provide evidence satisfactory to the respective Corresponding Series that such shares of such Successor Trust have been credited to the account of the Corresponding Series on the books of such Successor Trust. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts or other documents as such other party or its counsel may reasonably request.

         3.5 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for each of the Corresponding Series of the Current Trust shall be presented by the respective Corresponding Series of the Current Trust to the Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the respective Corresponding Series of the Current Trust to the Custodian for the account of the respective Successor Trust on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book- entry form on behalf of a Corresponding Series of the Current Trust shall be delivered to the respective Successor Trust by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash of a Corresponding Series of the Current Trust to be delivered shall be in the form of currency or by the Custodian crediting the respective Successor Trust's account maintained with the Custodian with immediately available funds.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Current Trust represents and warrants as follows:

                  4.1.A. The Current Trust is a business trust duly authorized to exist under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Current Trust, to perform its obligations under this Agreement. The Current Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Current Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

                  4.1.B. The Current Trust is a registered investment company classified as a management company of the open-end diversified type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

                  4.1.C. The Current Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or any agreement, indenture, instrument, contract, lease or other undertaking to which the Current Trust is a party or by which the Current Trust is bound;

                  4.1.D. The Current Trust has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated without liability to the Current Trust on or prior to the Closing Date;

                  4.1.E. No material litigation or administrative proceeding or investigation of or before any court or governmental body presently is pending or threatened against the Current Trust or any of its properties or assets. The Current Trust knows of no facts that might form the basis for the institution of such proceedings and the Current Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  4.1.F. At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Current Trust required by law to have been filed or furnished by such dates shall have been filed or furnished and all federal, state and other taxes, interest and penalties shall have been paid so far as due or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to any of such returns or reports;

                  4.1.G. The Current Trust has elected that each Corresponding Series be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for each taxable year since its inception, and will qualify as such as of the Closing Date;

                  4.1.H. The authorized capital of the Current Trust consists of an unlimited number of shares of beneficial interest, no par value, divided into three classes (Class A, Class B and Class C) of three separate series--the Corresponding Series. All issued and outstanding shares of beneficial interest of the Current Trust are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable. The Current Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

                  4.1.I. The information to be furnished by the Current Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

                  4.1.J. All of the issued and outstanding Current Trust Shares will at the time of the Closing be held by the persons and in the amounts as, on behalf of each Corresponding Series, certified in accordance with the provisions of paragraph 3.4;

                  4.1.K. At the Closing Date, the Current Trust, on behalf of each Corresponding Series, will have good and marketable title to the assets to be transferred to the Successor Trust pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and in payment for such assets, the Successor Trust will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act), except as otherwise disclosed in writing and accepted by the Successor Trust;

                  4.1.L. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Current Trust and this Agreement constitutes a valid and binding obligation of the Current Trust enforceable in accordance with its terms, subject to the approval of the Current Trust's shareholders;

                  4.1.M. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Current Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

     4.2 Each of the Successor Trusts represents and warrants individually as follows:
                  4.2.A. The Successor Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement; the Successor Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability; the Successor Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted; that as of the date hereof and as of the Closing Date, the Successor Trust consists of one duly established and designated series;

                  4.2.B. The Successor Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Certificate of Trust, Agreement and Declaration of Trust or By-laws of the Successor Trust or any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust is a party or by which the Successor Trust is bound;

                  4.2.C. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Successor Trust or any of its properties or assets. The Successor Trust knows of no facts that might form the basis for the institution of such proceedings, and the Successor Trust is not a party to, or subject to, the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  4.2.D. The Successor Trust intends to qualify as a regulated investment company under Subsection M of the Code for the taxable year in which the Closing occurs and to continue to qualify as such for each taxable year;

                  4.2.E. Other than such shares as may be issued to Pioneering Management Corporation or one of its affiliates to establish the necessary minimum capitalization for registration with the SEC, prior to the Closing Date, there shall be no issued and outstanding Successor Trust Shares or any other securities of the Successor Trust; Successor Trust Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable;

                  4.2.F. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Successor Trust and, this Agreement constitutes a valid and binding obligation of the Successor Trust enforceable against the Successor Trust in accordance with its terms;

                  4.2.G. The information to be furnished by the Successor Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  4.2.H. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Successor Trust of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date.

5.       COVENANTS OF THE CURRENT TRUST AND THE SUCCESSOR TRUSTS

         5.1 The Current Trust covenants that the Successor Trust Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.2 The Current Trust covenants that it will assist the Successor Trusts in obtaining such information as the Successor Trusts may reasonably request concerning the beneficial ownership of Current Trust Shares.

         5.3 The Current Trust will, from time to time, as and when requested by the Successor Trusts execute and deliver, or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Successor Trusts may deem necessary or desirable in order to vest in, and confirm to, the Successor Trusts, title to, and possession of, all the assets of the Current Trust to be sold, assigned, transferred and delivered to the Successor Trusts hereunder and otherwise to carry out the intent and purpose of this Agreement.

         5.4 The Successor Trusts will, from time to time, as and when requested by the Current Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Current Trust may deem necessary or desirable in order to vest in, and confirm to, the Current Trust, title to, and possession of, the Successor Trust Shares issued, sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

         5.5 The Successor Trusts shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

         5.6 Subject to the provisions of this Agreement, the Successor Trusts and the Current Trust each will take, or cause to be taken, all action and will do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7 As promptly as practicable, but in any event within 60 days after the Closing Date, each Corresponding Series of the Current Trust shall furnish to the respective Successor Trust, in such form as is reasonably satisfactory to such Successor Trust, a statement of the earnings and profits of such Corresponding Series of the Current Trust for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the respective Successor Trust as a result of Section 381 of the Code, and which statement will be certified by the President or Treasurer of such Corresponding Series of the Current Trust. Each Corresponding Series of the Current Trust covenants that it has no earnings and profits that were accumulated by it or any other entity during a taxable year when it or such entity did not qualify as a regulated investment company under the Code or, if it has such earnings and profits, that it will distribute them to its shareholders prior to the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST

         The obligations of the Corresponding Series of the Current Trust to consummate the transactions provided for herein shall be subject to the performance by the respective Successor Trusts of all the obligations to be performed by the Successor Trusts hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         6.1 All representations and warranties of the Successor Trusts contained in this Agreement shall be true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date, and

         6.2 The Successor Trusts each shall have delivered on the Closing Date to the Current Trust a certificate executed in such Successor Trust's name by its President or Vice President, in form and substance satisfactory to the Current Trust, dated as of the Closing Date, to the effect that the representations and warranties of such Successor Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Current Trust shall reasonably request.

         Each of the foregoing conditions precedent may be waived by the Current Trust.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SUCCESSOR TRUSTS

         The obligations of the Successor Trusts to consummate the transactions provided for herein shall be subject to the performance by the Current Trust of all the obligations to be performed hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

         7.1 All representations and warranties of the Current Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 Each Corresponding Series of the Current Trust shall have delivered to the respective Successor Trust on the Closing Date a statement of its assets and liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of such Corresponding Series as to the portfolio securities of such Corresponding Series and the federal income tax basis and holding period for each such portfolio security as of the Closing Date; and

         7.3 Each Corresponding Series of the Current Trust shall have delivered to the respective Successor Trust on the Closing Date a certificate executed in the name of such Corresponding Series by its President or Vice President, in form and substance satisfactory to the respective Successor Trust, dated as of the Closing Date, to the effect that the representations and warranties of such Corresponding Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the respective Successor Trust shall reasonably request.

         Each of the foregoing conditions precedent may be waived by each Successor Trust.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CURRENT TRUST AND THE SUCCESSOR TRUSTS

         The obligations of the Current Trust and the Successor Trusts are subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of each of the Corresponding Series shareholders in accordance with applicable law;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with, the transactions contemplated hereby;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities) deemed necessary by the Successor Trusts or the Current Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Successor Trusts or the Current Trust, provided that either party hereto may for itself waive any of such conditions;

         8.4 The President or Vice President of each of the Successor Trusts shall have delivered a certificate to the Current Trust on the Closing Date certifying that such Successor Trust has taken all necessary action so that it shall be a registered open-end investment company under the 1940 Act.

         8.5 The Current Trust and the respective Successor Trust shall have received on or before the Closing Date an opinion of Hale and Dorr LLP satisfactory to the Current Trust and the respective Successor Trusts, substantially to the effect that for federal income tax purposes:

                  8.5.A. The acquisition of all of the assets of each Corresponding Series of the Current Trust by the respective Successor Trusts solely in exchange for the issuance of Successor Trust Shares to such Corresponding Series and the assumption by the Successor Trusts of all of the liabilities of respective Corresponding Series, followed by the distribution in liquidation by such Corresponding Series of Successor Trust Shares to the shareholders of the such Corresponding Series in exchange for their shares of such Corresponding Series and the dissolution of such Corresponding Series, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and such Corresponding Series and the respective Successor Trust will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  8.5.B. No gain or loss will be recognized by each Corresponding Series of the Current Trust upon (i) the transfer of all of its assets to the respective Successor Trust solely in exchange for the issuance of Successor Trust Shares to such Corresponding Series and the assumption by the respective Successor Trust of the liabilities of such Corresponding Series of the Current Trust and (ii) the distribution by such Corresponding Series of such Successor Trust Shares to the shareholders of such Corresponding Series;

                  8.5.C. No gain or loss will be recognized by each Successor Trust upon receipt of all of the assets of the respective Corresponding Series of the Current Trust solely in exchange for the issuance of the Successor Trust Shares to such Corresponding Series and the assumption by the respective Successor Trust of all of the liabilities of the respective Corresponding Series;

                  8.5.D. The tax basis of the assets of each Corresponding Series of the Current Trust in the hands of the respective Successor Trust will be, in each instance, the same as the tax basis of those assets in the hands of such Corresponding Series immediately before the transfer;

                  8.5.E. The tax holding period of the assets of each Corresponding Series of the Current Trust in the hands of the respective Successor Trust will, in each instance, include the tax holding period of such Corresponding Series for those assets;

                  8.5.F. Current Trust Shareholders will not recognize gain or loss upon the exchange of all of their shares of the Current Trust solely for Successor Trust Shares as part of the transaction;

                  8.5.G. The tax basis of the Successor Trust Shares received by Current Trust Shareholders in the transaction will be the same as the tax basis of the shares of the Current Trust surrendered in exchange therefor; and

                  8.5.H. The tax holding period of the Successor Trust Shares received by Current Trust Shareholders will include, for each shareholder, the tax holding period for the Current Trust Shares surrendered in exchange therefor, provided that such Current Trust Shares were held as capital assets on the date of the exchange.

         Each of the Corresponding Series of the Current Trust and the respective Successor Trust each agree to make and provide representations with respect to such Corresponding Series and the respective Successor Trusts which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.5, which opinion may address such other federal income tax consequences, if any, that Hale and Dorr LLP believes to be material to the transaction.

         Each of the foregoing conditions precedent to the obligations of a party, except for the receipt of the opinion of Hale and Dorr LLP set forth in paragraph 8.5, may be waived by that party.

9.       BROKERAGE FEES AND EXPENSES

         9.1 Each Successor Trust and the respective Corresponding Series of the Current Trust each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

         9.2 Each of the Corresponding Series of the Current Trust and the respective Successor Trust shall each be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated; if the transactions are consummated, such expenses of each Corresponding Series of the Current Trust will be assumed by the respective Successor Trust as part of the transaction.

10.      ENTIRE AGREEMENT

         Each of the Successor Trusts and the respective Corresponding Series of the Current Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Successor Trust and the Current Trust. In addition, either a Successor Trust or the Current Trust may at its option terminate this Agreement at or prior to the Closing Date because:

                  11.1.A. There exists a material breach by the other party of any representations, warranties or agreements contained herein to be performed at or prior to the Closing Date; or

                  11.1.B. A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of the Successor Trust or the Current Trust, or their respective trustees or officers, to the other party or its trustees or officers.

12.      AMENDMENT

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by Current Trust Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Trust Shares to be paid to Current Trust Shareholders under this Agreement to the detriment of Current Trust Shareholders without their further approval.

13.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         13.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         13.5 All  persons  dealing  with the  Current  Trust and the  Successor
Trusts must look solely to the property of the Current Trust and the Successor Trust for the enforcement of any claims against such Trust as neither the Trustees, officers, agents or shareholders of either Trust assume any personal liability for obligations entered into on behalf of the Current Trust and the Successor Trusts.

         13.6 A copy of the Agreement and Declaration of Trust of the Current Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Current Trust as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers, or shareholders of the current Trust individually, but are binding only upon the assets and property of the Current Trust.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Current Trust or the Successor Trusts, each at 60 State Street, Boston, Massachusetts 02109,
Attention: Secretary.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                           PIONEER GROWTH TRUST,
                           a Massachusetts business trust,
                           on behalf of each of Pioneer Capital Growth Fund, Pioneer Equity-Income Fund and Pioneer Gold Shares



                           By:_________________________________
                           Its:_________________________________

                           PIONEER CAPITAL GROWTH FUND,
                           a Delaware business trust



                           By:__________________________________
                           Its:__________________________________

                           PIONEER EQUITY-INCOME FUND,
                           a Delaware business trust



                           By:________________________________
                           Its:________________________________

                           PIONEER GOLD SHARES,
                           a Delaware business trust



                           By:________________________________
                           Its:________________________________

PROXY                                                      PROXY


                              PIONEER GROWTH TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                            To be held April 21, 1998

         The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Shareholders of Pioneer Growth Trust, a Massachusetts business trust (the "Trust") consisting of three series: Pioneer Capital Growth Fund ("Capital Growth Fund"), Pioneer Equity-Income Fund ("Equity-Income Fund") and Pioneer Gold Shares (each, a "Fund" and collectively, the "Funds") to be held on Tuesday, April 21, 1998 at 2:30 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Trust which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:


   (1)(a) To approve a new Management Contract with Pioneering Management Corporation, the Funds' investment adviser, ("PMC") for Capital Growth Fund increasing the rate at which management fees are payable to PMC:

                  _ FOR             _ AGAINST                 _ ABSTAIN


   (1)(b) To approve a new Management Contract with PMC for Equity-Income Fund increasing the rate at which management fees are payable to PMC:

                  _ FOR             _ AGAINST                 _ ABSTAIN

     (2)  To elect Trustees:

     The nominees for Trustees are: M.K. Bush, J.F. Cogan, Jr., Dr. R.H. Edgahl, M.B.W. Graham, J.W. Kendrick, M.A. Piret, D.D. Tripple, S.K.
     West and J. Winthrop.

                  _ FOR electing all the nominees (except as marked above)

                  To withhold authority to vote for one or more of the nominees, circle those nominees names above.

                  _ WITHHOLD authority to vote for all nominees


     (3) To approve an Agreement and Plan of Reorganization pursuant to which the Funds, currently organized as three series of a single Massachusetts business trust, will be reorganized as three distinct Delaware business trusts:
                  _ FOR             _ AGAINST                 _ ABSTAIN


     (4)(a) To approve an amendment to the Funds' fundamental investment restriction regarding borrowing:
                  _ FOR             _ AGAINST                 _ ABSTAIN


     (4)(b) To eliminate the Funds' fundamental investment restriction regarding investment in voting securities of a single issuer:
                  _ FOR             _ AGAINST                 _ ABSTAIN

     (4)(c) To  approve  an  amendment  to  the  Funds'  investment  restriction
          requiring   shareholder  approval  for  the  modification  of  certain investment restrictions:
                  _ FOR             _ AGAINST                 _ ABSTAIN

     (5) To ratify the selection of Arthur Andersen LLP as the Funds' independent public accountants for the fiscal year ending October 31, 1998:

                  _ FOR             _ AGAINST                 _ ABSTAIN




IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).
                                        ----------------------------
                                        Signature of Shareholder(s)


                                        ----------------------------
                                        Signature of Joint
                                        Shareholder(s) (if any)

     Dated: ____________, 1998 In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED

Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

February 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Capital Growth Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposal 1(b) is not a proposal to be considered by Pioneer Capital Growth Fund shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 1(A):
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B)and 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4523

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

February 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Equity-Income Fund (the Fund). The Fund is one of three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposal 1(a) is not a proposal to be considered by Pioneer Equity-Income Fund shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 1(B):
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC). Depending upon the Fund's asset levels, the proposed fee rate may represent an increase or a decrease in PMC's current management fee rate stated as a percent of the Fund's average daily net assets.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4521

Pioneer Gold Shares
60 State Street
Boston, MA  02109

February 1998

Dear Fellow Shareowner,

I am writing to let you know that a special meeting will be held April 21, 1998 for shareowners to vote on a number of important proposals for Pioneer Gold Shares (the Fund), which is one of the three funds in Pioneer Growth Trust. As a shareowner in the Fund, you have the opportunity to voice your opinion on these matters.

This package contains information about the proposals, along with a yellow proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card.

Your prompt vote will help save money. If a majority of shareowners have not voted prior to the meeting, we must try to obtain their votes with additional mailings or phone solicitation. Both of these are costly processes.

(callout in margin) VOTING YOUR SHARES BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

Each of the proposals has been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. Proposals 1(a) and 1(b) are not proposals to be considered by Pioneer Gold Shares shareowners.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

HERE IS WHAT A FOR VOTE MEANS FOR EACH OF THE PROPOSALS.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the enclosed Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the enclosed Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Cast your vote by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.

(callout in margin) PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call Pioneer at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President


1097-4519

Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Capital Growth Fund (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A) 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4524

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Equity-Income Fund (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered.

PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC). Depending upon the Fund's asset levels, the proposed fee rate may represent an increase or a decrease in PMC's current management fee rate stated as a percent of the Fund's average daily net assets.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4522

Pioneer Gold Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

Not too long ago we sent you a proxy card and materials for Pioneer Gold Shares (the Fund) explaining the proposals up for a vote at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE!

If you have not already completed and returned the yellow proxy card included in our earlier package, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT TO US IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your prompt response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. Proposals 1(a) and 1(b) are not applicable to Pioneer Gold Shares shareowners.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B)AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.


1097-4520

Pioneer Capital Growth Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. PROPOSAL 1: APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------

Pioneer Equity-Income Fund
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. PROPOSAL 1:
APPROVE A NEW MANAGEMENT CONTRACT WITH PIONEERING MANAGEMENT CORPORATION (PMC). Depending upon the Fund's asset levels, the proposed fee rate may represent an increase or a decrease in PMC's current management fee rate stated as a percent of the Fund's average daily net assets.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------

Pioneer Gold Shares
60 State Street
Boston, MA  02109

URGENT
PLEASE VOTE YOUR SHARES TODAY

Dear Fellow Shareowner,

TIME IS RUNNING OUT. You have not yet returned the proxy cards we sent for voting on the proposals for consideration at the April 21, 1998 shareowner meeting. WE NEED YOU TO CAST YOUR VOTE TODAY!

Voting now will help save money. If a majority of shareowners have not voted before April 21, we must delay the meeting and begin the proposal and voting process all over again. This would be extremely costly.

If you have not already completed and returned your proxy card, PLEASE TAKE A MOMENT NOW TO COMPLETE THE ENCLOSED YELLOW PROXY CARD AND MAIL IT TO US TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

The proposals in the Proxy Statement have been reviewed by the Board of Trustees, whose primary role is to protect your interests as a shareowner. In the Trustees' opinion, the proposals are fair and reasonable. The Trustees recommend that you vote FOR each proposal. For your easy reference, on the back of this page is a summary of what a FOR vote would mean for each proposal.

VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Please feel free to call us at 1-800-225-6292 if you have any questions about the proposals or the process for voting your shares. Thank you for your immediate response.

Sincerely,



John F. Cogan, Jr.
Chairman and President

[back page]

Here is what a FOR vote means for each of the proposals being considered. Proposals 1(a) and 1(b) are not applicable to Pioneer Gold Shares shareowners.

PROPOSAL 2:
ELECT NINE TRUSTEES TO THE BOARD. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

PROPOSAL 3:
ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and trustee liability and various potential operating efficiencies described in the Proxy Statement.

PROPOSALS 4(A), 4(B) AND 4(C):
MODERNIZE CERTAIN INVESTMENT RESTRICTIONS to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations. For details on each of the proposed changes, we encourage you to review the Proxy Statement.

PROPOSAL 5:
RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

PLEASE VOTE TODAY! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.


---------